Exhibit 10.40


              VENDING PLACEMENT, SUPPLY AND DISTRIBUTION AGREEMENT
                                     BETWEEN
                              EASTMAN KODAK COMPANY
                                       AND
                               MAYTAG CORPORATION
                                       AND
                                DIXIE-NARCO, INC.
                                       AND
                             E-VEND.NET CORPORATION

                               TABLE OF CONTENTS
                               -----------------

1.  STRATEGIC ALLIANCE ...................................................
2.  VENDING SYSTEMS PLACEMENT COMMITMENTS ................................
3.  EXCLUSIVE RELATIONSHIP ........ ......................................
4.  SLOTTING FEES ........................................................
5.  TARGET LOCATIONS ................. ...................................
6.  SOLICITATION OF TARGET LOCATIONS .....................................
7.  PLACEMENT AGREEMENTS .................................................
8.  INSTALLATION OF VENDING SYSTEMS ....... ..............................
9.  RETAIL SALE; PRICE AND TERMS. ........................................
10. PACKAGE / SIGNAGE. ...................................................
11. RETURN PRIVILEGES / STOCK BALANCING ..................................
12. INTERNET REPORTING ...................................................
13. CUSTOMER SERVICE AND VENDING SYSTEMS MAINTENANCE .....................
14. TERM / CAUSES FOR TERMINATION,........................................
15. WIND-DOWN PERIOD .....................................................
16. ESCROW OF VENDING SYSTEMS, SOFTWARE, SOURCE CODES AND
    HARDWARE EQUIPMENT ...................................................
17. INDEMNIFICATION ......................................................
18. EXCLUSION OF CONSEQUENTIAL DAMAGES....................................
19. PROPRIETARY RIGHTS ...................................................
20. TAXES.................................................................
21. RIGHT TO AUDIT........................................................
22. PUBLICITY.............................................................
23. REPRESENTATIONS AND WARRANTIES........................................
24. CONFIDENTIALITY ......................................................
25. NOTICES...............................................................
26. DISPUTE RESOLUTION PROCEDURE..........................................
27. GOVERNING LAW ........................................................
28. INDEPENDENT CONTRACTORS ..............................................
29. SUCCESSORS AND ASSIGNS ...............................................
30. AMENDMENT AND WAIVER .................................................
31. DELAYS OR OMISSIONS ..................................................
32. FORCE MAJEURE ........................................................
33. SEVERABILITY .........................................................
34. SURVIVAL .............................................................
35. SCHEDULES ............................................................
36. TITLES AND SUBTITLES .................................................
37. COUNTERPARTS .........................................................
38. TIME OF THE ESSENCE...................................................
39. CROSS GUARANTY .......................................................
40. ENTIRE AGREEMENT......................................................

Schedules
---------

A. VENDING PROGRAM INSTALLATIONS / MONTHLY SLOTTING FEES
B. E-VEND STANDARD PLACEMENT AGREEMENT
C. MINIMUM PURCHASE ORDER PRICE FOR KODAK MERCHANDISE
D. VENDING PROGRAM TEAMING STRATEGY
E. DISPUTE RESOLUTION REPRESENTATIVES
F. E-VEND ESCROW AGREEMENT
G. E-VEND PACKAGING SPECIFICATIONS FOR VENDING


                                       II

              VENDING PLACEMENT, SUPPLY AND DISTRIBUTION AGREEMENT
              ----------------------------------------------------

     THIS VENDING PLACEMENT, SUPPLY AND DISTRIBUTION AGREEMENT ("Agreement"), dated as of this I day of P ember 2000, is by dhg and between Eastman Kodak Company, a New Jersey corporation ("Kodak"), Maytag ag \ Corporation, a Delaware corporation ("Maytag"), Dixie-Narco, Inc., a Delaware corporation and wholly-owned subsidiary of Maytag Holdings, Inc., which is a wholly owned subsidiary of Maytag ("Dixie") and e-Vend.net Corporation, a Delaware corporation ("e-Vend") (collectively, individually and respectively defined as "Parties" and "Party").

                                    RECITALS

     WHEREAS, Kodak is a developer, manufacturer and marketer of consumer, professional, health and other imaging products, processes and services, including cameras and film products.

     WHEREAS,   Maytag  and  Dixie  have  expertise  in  manufacturing,   market
development, distribution and servicing of vending equipment.

     WHEREAS, e-Vend has developed a method of distributing product from vending machines equipped with e-Vends payment and reporting system (the "e-Vend System"), which, among other things, enables vending machines to accept credit and debit cards as payment, and to be remotely monitored and controlled through the global computer network and a network operating center owned and operated by e-Vend. WHEREAS, Kodak and e-Vend previously entered into a Vending Placement, Supply, and Distribution Test Agreement dated May, 1999 (the "Previous Agreement") under which Kodak and e-Vend tested the marketing and sale of Kodak one time use cameras and film from vending machines manufactured by Dixie, and equipped with the e-Vend System owned and operated by e-Vend (hereafter "Vending Systems").

     WHEREAS, Maytag and e-Vend have entered into a Strategic Alliance Agreement dated December 8, 1999 (the "Strategic Alliance Agreement") under which Maytag acquired a substantial minority ownership position in e-Vend.

     WHEREAS, Kodak, Maytag, Dixie and e-Vend wish to form a strategic -III' ance to market and execute a large scale, national vending program ("Vending Program") under which e-Vend shall purchase all of its requirements of Kodak consumer cameras and film which are identified in Schedule C of this Agreement or developed during the Tenn of this Agreement ("Kodak Merchandise") from Kodak, distribute and sell the Kodak Merchandise solely from Vending Systems installed in Target Locations (as defined in and contemplated by Section 5 hereof) in the continental United States in accordance with the terms set forth in this Agreement.

     WHEREAS, the Parties wish specifically to set forth their respective rights and obligations in carrying out the objectives of the strategic alliance.

     NOW THEREFORE, in consideration of the foregoing recitals, the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. STRATEGIC ALLIANCE.

          1.1 National Vending Program. Kodak, Maytag, Dixie and e-Vend hereby form a strategic alliance and agree to work together to implement the Vending Program. In implementing the objectives of the strategic alliance, each Party agrees to perform its respective obligations as set forth in this Agreement.

          1.2 Evaluation of Global Opportunity. Maytag and e-Vend also shall evaluate with Kodak the feasibility and desirability of a strategic alliance in the event Kodak notifies Maytag and e-Vend in writing that Kodak wishes to extend the Vending Program on an international basis. The terms of any such extension shall be set forth in one or more separate agreements that are mutually satisfactory to each Party.

     2. VENDING SYSTEMS PLACEMENT COMMITMENTS.

          2.1 Subject to the terms of this Agreement, e-Vend, Maytag and Dixie hereby grant, and Kodak hereby accepts, the right to the space in and on the number of activated Vending Systems as set forth on Schedule A attached hereto for the marketing and retail sale of Kodak Merchandise from the Target Locations during the Tenn of this Agreement (as defined below in Section 14.1).

          2.2 Subject to the terms of this Agreement, Kodak hereby grants to eVend, Maytag and Dixie, and e-Vend, Maytag and Dixie each hereby accepts, the right during the Term of this Agreement to distribute and sell Kodak Merchandise solely from activated Vending Systems located at Target Locations within the United States.

          2.3 Subject to Kodak's rights under Section 14.2 and 14.3, each Party to this Agreement shall utilize all reasonable masures toy meet the number of vending systems as set forth in Schedule A. However, the number of vending Systems to be committed and placed in the Target Locations shall not exceed the numbers established for each approval gate ("Gate") as set forth in Schedule A without the explicit written approval of Kodak.

     3. EXCLUSIVE RELATIONSHIP. The Vending Systems subject to this Agreement will sell, contain and dispense only Kodak Merchandise unless written approval is given by Kodak and e-Vend to include other products or merchandise. In addition, e-Vend, Maytag and Dixie agree that until the expiration or sooner termination of this Agreement, they will not, directly or indirectly, purchase or sell from any Vending Systems, vending systems, vending machines and other unattended merchandising devices of any kind within the continental United States, including vending machines and merchandising devices that accept only cash as payment for products sold ("Cash Operated Machines"), any consumer cameras and film products of a third party. The foregoing restrictions shall not limit e-Vend, Maytag or Dixie in any way from selling third party products or merchandise other than consumer cameras and film, from vending systems, vending machines and other unattended merchandising devices of any kind not controlled under this Agreement. Kodak agrees that until the expiration or sooner termination of this Agreement, it shall not, directly or indirectly through a third party, sell or permit the sale of Kodak Merchandise through vending machines and other unattended merchandising devices of any kind within the continental United States, other than Cash Operated Machines, provided, however, that Kodak has not exercised its option to discontinue the Vending Program after Gate 1 or Gate 2 as set forth in Section 14 below (and on Schedule A) and completed any Wind-down Period (hereafter defined). In the event that Kodak does exercise its option to discontinue the Vending Program after Gate 1 or Gate 2, Kodak is free to pursue other vending relationships for selling its Kodak Merchandise, and likewise Maytag, Dixie and/or e-Vend will be permitted to purchase and sell from vending systems, vending machines and other unattended merchandising devices of any kind third party consumer cameras and film products of any kind, other than from those Vending Systems which are subject to the Wind-down provisions of Section 14.2 or 14.3. The foregoing restriction shall not limit Kodak in any way from selling Kodak Merchandise tough Cash Operated Machines, except that Maytag and/or e-Vend shall have a first right of refusal to provide Cash Operated Machines or services relating to Cash Operated Machines under competitive industry rates and provided that their respective products and services for that market also are competitive in Kodak's reasonable business judgment.

     4. SLOTTING FEES. In consideration of: (a) e-Vends, Maytag's and Dixie's granting of the rights to Kodak as stated in Section 2 of this Agreement; (b) their procuring, retrofitting, installing and maintaining Vending Systems for distribution of Kodak Merchandise under this Agreement; and (c) their agreement to the restrictions contained in Section 3 of this Agreement while this Agreement is in effect, Kodak shall make monthly payments of One Hundred and Fifty Dollars and no Cents ($150.00) ("Slotting Fees") to e-Vend for each Vending System, up to a maximum of two thousand (2.000) vending Systems that are activated, connected and functioning during that calendar month pursuant 10 tilts Agreemant subject to abatement as provided in Section 1 3.? of, tilts Agreement Except in accordance with this Agreement, the first month's Slotting Fees for each Vending System shall be billed by e-Vend to Kodak at the end of the first month the Vending System is installed, activated, connected and functioning. The remaining monthly Slotting Fees for each such Vending System shall thereafter be billed by e-Vend to Kodak at the beginning of each month and, unless the Vending System is deactivated, shall continue for the longer of the Term of this Agreement or a three (3) year period from the date the Vending System is first installed and activated. To the extent the Slotting Fees continue beyond the expiration of this Agreement as provided above, the period between the expiration or termination of this Agreement and the last day on which Slotting Fees are payable shall be treated in the same manner as the Wind Down Period set out in
Section 14.2, with the provisions of Section 15 also applying to such period. Should any Vending System be activated on any day other than the first day of the month, the Slotting Fees for that month shall be prorated accordingly. Except for the initial month, Slotting Fees for each activated, connected and functioning Vending System during a particular month shall be net for payments made within forty (40) days of the later of (i) the first day of that month or
(ii) the date the monthly invoice is received from e-Vend ("Payment Date"). Approximately five (5) business days before each Payment Date, e-Vend shall provide to Kodak a statement of Slotting Fees due on the following Payment Date (i.e., the statement for the November ist payment-will be provided on or about September 25th). If a Payment Date falls on a non-business day, Slotting Fees shall be due by the first business day thereafter.

     5. TARGET LOCATIONS. The Parties agree to target the travel and leisure market which will consist primarily of "Point of Picture" locations ("POP Locations"), including zoos, amusement/theme parks, national parks, monuments, other tourist attractions, stadiums and arenas, as well as transitory venues "on the way" to POP locations ("Transitory Locations") including airports, train stations, rest stops and welcome centers. The Parties also agree to consider new and existing Kodak retail locations ("Retail Locations") as, solely identified by Kodak, and at Kodak's sole discretion, on a case by case basis (approved "POP Locations", "Transitory Locations" and "Retail Locations" are collectively referred to herein as "Target Locations"). Maytag, Dixie and/or e-Vend shall have the responsibility for identifying and procuring suitable locations for Vending Systems placements pursuant to the Teaming Strategy attached hereto as Schedule D. Kodak, at its sole discretion on a case by case basis, shall have final approval regarding the selection of any Target Location with existing Kodak business. Kodak also shall have the right, in its sole discretion, to veto the selection of any Target Location if the selected Target Location is not compatible with Kodak's marketing image. Where appropriate, Kodak will add value to the process of acquiring Target Locations by making its existing contact and account information available to, and sharing leads identifying suitable Target Locations with, the Maytag Customer Focus Team (as defined in Section 13.3). Placement of Vending Systems at Target Locations will be subject to the availability or ability to procure installation and maintenance support on commercially reasonable terms.

     6. SOLICITATION OF TARGET LOCATIONS. The Parties s1i;311 Work together to develop mutually agreed upon marketing materials for the Vending Program the costs of which shall be paid fifty percent (50%) by e-Vend and Maytag, and fifty percent (50%) by Kodak. Dixie and e-Vend, with the support and cooperation of Kodak as provided in Section 5 above, this Section and Section 8 below, shall be ultimately responsible for soliciting and procuring all of the Placement Agreements (as defined in Section 7 below) with Target Locations and will only delegate, subcontract or otherwise transfer this function or responsibility to third parties with Kodak's prior written approval, which approval shall not be unreasonably withheld. Dixie and e-Vend shall be fully liable for all actions of selected third parties from such delegation, subcontracting or transfer of this function or responsibility, notwithstanding any approval by Kodak. Dixie and e-Vend will not assign this responsibility to third parties. e-Vend and Dixie shall use reasonable commercial efforts to secure sufficient Placement Agreements with Target Locations to timely achieve the number of Vending Systems as set forth in Schedule A. Kodak shall cooperate with e-Vend and Dixie in their efforts to solicit and procure Placement Agreements from Target Locations, and Kodak: (a) shall identify for e-Vend and Dixie, and use good faith reasonable commercial efforts to incorporate the Vending Program into, any sponsorship contracts Kodak has with Kodaksponsored venues which are POP Locations or Transitory Locations;
(b) reserves its right to make joint sales calls with e-Vend and Dixie on all Retail Locations and any other Target Location with at least ten (10) locations, and e-Vend shall notify Kodak at least ten (10) business days before any such calls are made by e-Vend. Kodak, upon receipt of such notice, shall make reasonable commercial efforts to notify e-Vend promptly of its desire to attend any such calls and to not unreasonably delay such calls. Kodak shall also make commercially reasonable efforts to participate with e-Vend and Maytag at up to two (2) trade shows per year, and shall permit e-Vend and/or Maytag sales personnel to represent themselves as an authorized distributor of Kodak Merchandise in their capacity as representatives of the Vending Program. Maytag, e-Vend and Kodak shall each have at least one individual designated as a liaison to this Vending Program.

     7. PLACEMENT AGREEMENTS.

     7.1 Unless otherwise agreed to by the Parties, Placement Agreements shall be by and between e-Vend and the Target Location; shall have an initial term no longer than the term of the initial financing or lease placed on the Vending System to be installed at the site, which in no event will exceed three (3) years from the date of the initial installation of the Vending System at any site; and shall be substantially in the form of the agreement attached as Schedule B to this Agreement ("Placement Agreements"). Kodak shall receive a copy of each and every Placement Agreement entered into by e-Vend and the Target Locations within two (2) weeks of its execution. Unless otherwise agreed to by the Parties, Placement Agreements shall give e-Vend the right to install Vending Systems and use a dedicated phone line and electrical power at the Target Locations, and require the Target Locations to provide stocking and restocking services for a teen of not less than one (I) year. Kodak acknowledges that there is no guarantee that each Target Location will he willing to enter into Placement Agreementson the above terms. Dixie and e-Vend shall use reasonable commercial efforts to work with each Target Location to identify the optimal number of Vending Systems to Install and the placement of each Vending System within the Target Location.

     7.2 No Placement Agreement shall be renewed without the prior written consent of both e-Vend and Kodak. Each renewal tern shall be for a period of one (1) year, provided that by its terms, the renewal term automatically shall terminate upon the expiration or termination of this Agreement.

     7.3 Upon the expiration or earlier termination of this Agreement, and the termination of each Placement Agreement (whether co-terminus with this Agreement or ending during any applicable Wind-down Period), the Placement Agreement shall not be renewed. Instead, each Party reserves the right to attempt to negotiate and enter into a new agreement for the given site on such terms and for such products or services as the Party, in its sole discretion, deems proper.

     7.4 Maytag, Dixie and/or e-Vend shall maintain, at their sole cost and expense throughout the term of each Placement Agreement and on each Vending System, a commercial general liability insurance policy, including product liability and personal injury and property damage liability, from a qualified insurance company which names Kodak as an additional insured. The amount of coverage shall be a minimum of One Million Dollars ($1,000,000) per occurrence. In addition, e-Vend shall provide on each Vending System, at its sole cost and expense throughout the term of each Placement Agreement, insurance coverage in the event of theft and/or vandalism. e-Vend may self insure for theft and/or vandalism, provided that it, at all times before reaching the Gate 2 decision point contemplated by Section 14.3 of this Agreement, maintains a net worth of not less than the product of One Thousand dollars ($1,000) multiplied by the number of then activated, connected and functioning Vending Systems under this Agreement, and should the Parties continue this Agreement beyond the Gate 2 decision point, at all times thereafter, maintains a net worth of not less than the product of Five Hundred dollars ($500) multiplied by the number of then activated, connected and functioning Vending Systems under this Agreement. Maytag, Dixie and/or e-Vend shall provide to Kodak certificates of insurance issued by the company or companies providing the above insurance protections evidencing (i) that such company or companies are licensed in the states of the Placement Agreement locations; (ii) that such company or companies have either a Best's Rating of A- or higher, a Best's Financial Performance Rating of 7 or higher, or a Standard & Poor rating of at least A or higher; (iii)-that such coverage is in full force and effect and (iv) providing that no such insurance may be canceled without at least thirty (30) days' written notice to Kodak.

     8. INSTALLATION OF VENDING SYSTEMS.

     8.1 Within fourteen (14) calendar days after a Placement Agreement is executed with a Target Location e-Vend shall submit an invoice to Kodak for Five Hundred Dollars (S500.00) to cover the costs of Shipping the Vending Systems from eVend's or Dixie's warehouse to the Target Location and (ii) installation. Dixie shall be responsible for such shipping and installation. Dixie or e-Vend shall provide to Kodak, detailed information on where each Vending System within a particular Target Location is to be installed, including the direction the Vending Systems will face for the delivery personnel. Dixie and/or e-Vend shall use reasonable commercial efforts to provide Kodak with photographs of each Vending System installation within five (5) business days of that installation. Kodak acknowledges that, as of the date hereof, the Vending Systems require a standard phone jack and dedicated, non PBX phone line and standard 110V electrical line and outlet. If not available at a Target Location, e-Vend and/or Dixie, directly or through a third party contractor, shall install a standard phone jack and dedicated, non PBX phone line, and bear all costs of such installation and maintenance. Dixie and/or e-Vend are solely responsible for all other costs related to the installation of Vending Systems including Federal, state, county and all other placement fees, licensing fees, all applicable taxes, and all credit/debit card processing fees.

     8.2 Dixie and/or e-Vend shall be responsible for all shipping costs associated with returning Vending Systems to e-Vends or Dixie's warehouse upon permanent retirement of the Vending Systems or upon expiration or termination of this Agreement. Vending Systems cannot be permanently retired unless such Vending System is beyond repair or has been vandalized beyond its reasonable use, or it is technically obsolete. Each permanent retirement of a Vending System requires Kodak's written approval. Excluding those Vending Systems discussed in Section 8.3 below, Maytag and/or e-Vend has the right to relocate or move any Vending System after its initial installation and shall be responsible for all shipping and installation costs associated with these subsequent moves, including all moves of the Vending Systems from one Target Location to another. Once e-Vend deactivates a Vending System that is being relocated, the Slotting Fees on the Vending System shall cease immediately, and Dixie and/or e-Vend shall use reasonable commercial efforts to move the Vending Systems within fourteen (14) calendar days. For any Vending System moved from one Target Location to another, Slotting Fees shall be reactivated once the Vending System is activated, connected and functioning in its relocated position at the new Target Location. For Vending Systems which are relocated within a Target Location, Slotting Fees shall be reactivated once the Vending Systems are activated, connected and functioning in their relocated position.

     8.3 In the event of particularly high visibility and high traffic at a Target Location from a media/sponsorship aspect, Kodak reserves the absolute right, not to be exercised with respect to more than ten per cent (10%) of the activated Vending Systems in any rolling one year period, to (a) require Dixie and/or e-Vend to relocate or remove a Vending System, or (b) prohibit the relocation or removal of a Vending System, at any time and for any reason. Kodak shall bear the reasonable costs of any such required move, including the costs of shipping and installation at a new location. Once Kodak notifies e-Vend in writing of its decision to relocate or permanently remove any such Vending System, e-Vend shall notify Kodak. within two (2) business days of receipt o1 such notice from Kodak, of how many days it will take to have installed the required standard phone jack and dedicated, non PBX phone line at the new Target Location (the "Phone Install Period"). If, upon receipt of such notice. Kodak wishes to proceed with the relocation, it shall promptly so notify e-Vend (the "Relocation Notice"). Upon receipt of the Relocation Notice, e-Vend shall proceed promptly with the relocation at Kodak's reasonable cost and expense, keeping the Vending System at the existing location active and fully functioning, until e-Vend is ready to relocate the Vending System. Should E

Vend fail to relocate a Vending System within the longer of fourteen (14) days from (a) the Relocation Notice or (b) the end of the Phone Install Period, Slotting Fees will be abated from the end of the relevant fourteen (14) day period until the Vending System is activated, connected and functioning in its relocated position.

     9. RETAIL SALE; PRICE AND TERMS.

     9.1 e-Vend, Maytag and Kodak shall consult from time to time concerning the Kodak Merchandise to be made available for retail sale from the Vending Systems. However, Kodak shall have the ultimate right to delist or add new products to the Kodak Merchandise provided that Kodak justifies the decision with a rational business case which is consistent with its general marketing program for these types of products. All requirements of Kodak Merchandise shall be purchased by e-Vend solely through the authorized distribution centers of Kodak in the United States and shall be sold solely through Vending Systems in the United States. Kodak shall ship Kodak Merchandise only pursuant to written purchase orders received by Kodak. e-Vend shall place purchase orders for Kodak Merchandise only in pallet quantities as defined by Kodak. All forms of such purchase orders shall include a purchase order number, quantity ordered, ship to location, catalog number and a detailed identification of the Kodak Merchandise. Kodak shall make commercially reasonable efforts to maintain sufficient inventory of Kodak Merchandise to meet the Vending Systems' customer demand. Kodak shall use reasonable commercial efforts to fill all orders from e-Vend within thirty (30) days of receipt of orders and, if requested in writing by e-Vend, shall endeavor to reduce the time required to fill any order before the thirty (30) day target if needed for a particular Target Location. However, if it becomes necessary from time to time for Kodak to discontinue shipments of Kodak Merchandise to e-Vend for any of the Vending Systems, to revoke or modify any provisions in the foregoing schedule, or to allocate distribution of any of its products and services among its customers, Kodak reserves the right to take whatever reasonable actions, in its sole judgment, Kodak determines to be fair and appropriate.

     9.2 Unless otherwise agreed to by e-Vend and Kodak with respect to a Target Location, the amount paid by e-Vend to Kodak for the Kodak Merchandise sold by Kodak to e-Vend shall be the greater of sixty two percent (62%) of the actual retail price received by e-Vend for the Kodak Merchandise or the Minimum Price (as modified by Kodak from time to time, the "Minimum Price") for each product as set forth on Schedule C (tile greater of sixty two percent (62%) of the actual retail price received by eVend for the Kodak Merchandise or the Minimum Price being hereafter referred to as. the "e-Vend Purchase Price"). The Minimum Price may only be increased when, and to extent that: (a) the cost of the materials (exclusive of vending related packaging) used in the Kodak Merchandise increases; (b) there is an increase in Consumer Price Index ("CPI"); or (c) the Kodak catalog dealer price per item increases. With respect to any such increases attributable to an increase in the CPI, Kodak shall be entitled to raise the Minimum Price in the aggregate amount of the increase of the CPI between the date of this Agreement and the date of the Minimum Price increase, reduced by the amount of any CPI-based Minimum Price increases previously imposed. For example, if the CPI increases by two percent (2%) in the first calendar year of this Agreement, any Minimum Price increase based upon this CPI increase imposed by Kodak shall be limited to two percent (2%) of the then effective Minimum Price. In the event that Kodak does not increase the Minimum Price during any given time period, or the Minimum Price increase is less than the CPI increase for that time period, Kodak shall be allowed to aggregate the percentage differences between the CPI increases and Minimum Price increases for this time period and increase the Minimum Price accordingly. As an additional example, if the CPI increases by two percent (2%) each year for three years, for an aggregate increase of six percent (6%), and Kodak has then only imposed a one percent (1 %) Minimum Price increase tied to the CPI, Kodak shall be allowed to increase the then effective Minimum Price by up to five percent (5%) based solely upon the increases in the CPI during this three year time period. "Consumer Price Index." in this Agreement shall mean the consumer price index as published in the Wall Street Journal. Under separate agreements, e-Vend shall be solely responsible for any and all payments to Target Locations for restocking the Vending Systems, and to credit and debit card processors for credit and/or debit card processing fees. At the time of placing purchase orders, e-Vend shall be charged, and Kodak shall invoice Kodak Merchandise ordered at, Kodak's catalog dealer low net price per item (the "Dealer Cost"). Within thirty (30) days of the close of each month, e-Vend shall deliver to Kodak a statement which reconciles the difference between the Dealer Cost charged to e-Vend by Kodak and the eVend Purchase Price for Kodak Merchandise purchased by e-Vend from Kodak and sold through Vending Systems during the month (the "Reconciliation Statement"), together with such back-up data and records as Kodak from time to time reasonably may request. In the event the e-Vend Purchase Price exceeds the Dealer Cost, e-Vend shall forward to Kodak with the Reconciliation Statement a check in an amount equal to the amount by which the-e-Vend Purchase Price exceeds the Dealer Cost. In the event the Dealer Cost exceeds the e-Vend Purchase Price, e-Vend shall be entitled to a credit from Kodak in an amount equal to the amount of the excess. In addition to Kodak's audit rights in Section 21, Kodak has the right to review or audit the Reconciliation Statement and all supporting books and records. Any e-Vend Purchase Price understatement of the purchase price shall bear interest at the Wall Street Journal's prime interest rate plus four (4) percentage points from the date the payment originally was due. In addition, if the e-Vend Purchase Price is found to be understated on the Reconciliation Statement by more than five percent (5%), Maytag and/or e-Vend shall pay for all audit costs.

     9.3 Subject to the Kodak Credit Department and unless otherwise Specified in writing by Kodak, terms of payment for arty miler of Kodak Merchandise shall be a cash discount allowance of two percent (2%) hard on die net amount of the invoices ("Invoice totals")fur payment within twenty-five (25) day of (late of invoice ("DOI"), providing e-Vend does not have an account with Kodak which is past due, and net for payments within forty (40) days of DOI. No additional discounts or chargebacks are allowed for early payment anticipation.

     9.4 Standard shipping and handling costs for the Kodak Merchandise to e-Vend shall be paid by Kodak on all orders from e-Vend that have a billing value of One Thousand Dollars ($1,000) or more, excluding any applicable tax, and calling for single shipments to a domestic United States location shipped from Regional Distribution Centers or designated shipping points. All shipments shall be FOB Kodak's Regional Distribution Center. Orders of less than One Thousand Dollars ($1,000), as well as items that require special handling and orders on which e-Vend requests a method of shipment other than that which would normally be used by Kodak, shall be shipped at e-Vends cost FOB Kodak's Regional Distribution Center.

Current shipping costs are approximated below, but are subject to change:

Ground Shipments:
      0 to 16 kilograms:  $10
     17 to 46 kilograms:  $25
      Over 46 kilograms:  $40

Air Shipments:


    Under 4.4 kilograms: $20 $4.40 per kilogram for next day air service Above 4.4 kilograms: $3.30 per kilogram for second day air service.


     9.5 e-Vend shall, inspect arriving shipments promptly and any errors in shipment shall be reported immediately upon receipt to the Kodak Regional Distribution Center. Specifically, visible-damages and shortages shall be reported to the carrier and to Kodak within twenty-four (24) hours after delivery to e-Vend. Requests for adjustments on concealed damages or shortages involving cartons received intact shall be reported by e-Vend to the Kodak Regional Distribution Center within fifteen (15) days of receipt of the shipment. All notices are required to be in writing, time being of the essence, or eVend waives any rights with respect to damage or shortage claims of any kind. Provided any damage or shortage is timely reported as set out above, e-Vend may assert any claims for lost or damaged freight within nine (9) months from the original date of invoice, time being of the essence. Any such requests from e-Vend after nine (9) months for the original invoice date shall not be investigated or honored, all rights thereto being waived. If e-Vend reports damages or shortages in shipments in the time periods set out above, Kodak shall bear the risk of loss of shortages and defects only, not transit damage. If eVend fails to timely report damages or shortages as set out above, e-Vend shall bear the risk of loss In the cases where e-Vend hears the risk of loss, Kodak shall assist e-Vend in filing damage claims with the carrier.

     9.6 e-Vends purchase orders which qualify for Kodak's shipping and handling prepayment plan, as outlined in Section 9.4 above, shall be shipped FOB Kodak warehouse, transportation paid to destination. Kodak shall have final approval of the method of transportation and carrier to e-Vend. e-Vend orders that do not qualify for the Kodak shipping and handling prepayment plan shall be prepaid, but the charges shall be added to the invoice of e-Vend. If a portion of an e-Vend order which originally qualified for the shipping and handling to be paid by Kodak backorders, the back order shall be shipped transportation paid by Kodak, regardless of billing value.

     9.7 All Kodak Merchandise is sold without any warranty or liability of any kind, except that which is expressly stated on, is packaged with, or accompanies such products, processes and services, and, with respect to the sale, use, and handling of Kodak sensitized goods are subject to the applicable limitation of liability listed as follows:

          Kodak Merchandise is warranted to be free from defects in manufacturing, labeling, and packaging. KODAK DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

          IN THE EVENT OF A BREACH OF FOREGOING WARRANTY, KODAK'S SOLE OBLIGATION, AND E-VENDS, DIXIE'S OR MAYTAG'S EXCLUSIVE REMEDY, SHALL BE THE REPLACEMENT OF SUCH DEFECTIVE MERCHANDISE, EVEN THOUGH THE DEFECT, DAMAGE, OR LOSS IS CAUSED BY THE NEGLIGENCE OR OTHER FAULT OF KODAK, SHOULD THIS EXCLUSIVE REMEDY FAIL ITS ESSENTIAL PURPOSE, KODAK'S ENTIRE LIABILITY SHALL BE LIMITED TO THE REFUND OF THE PURCHASE PRICE OF THE DEFECTIVE PRODUCT.

          IN NO EVENT SHALL KODAK BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL AND/OR CONSEQUENTIAL DAMAGES, INCLUDING THE COST OF COVER.

     10. PACKAGING/SIGNAGE.

     10.1 All Kodak Merchandise sold from Vending Systems shall be packaged by Kodak for shipping in pallet quantities to e-Vend so that the Kodak Merchandise may be readily inserted into e-Vends packaging of the size described in Schedule
G. Each shipment shall be sufficiently labeled to identify the SKU's contained in the shipment. e-Vend shall pick, package, can, label all Kodak Merchandise in eVend's cylindrical vending containers with lids, and ship to Target Locations at a rate of Fifty Cents (S0.50) per unit which e-Vend shall invoice Kodak. Where economies of scale may be achieved, e-Vend shall pass those direct savings through to Kodak and reduce the costs to Kodak accordingly. Kodak retains the right to bring these packaging. canning and labeling processes in-louse at its sole discretion. In the event that Kodak does bring these packaging, canning and labeling processes in-house, Kodak shall package all Kodak Merchandise to be sold from Vending Systems for shipping to e-Vend in accordance with e-Vends specifications for vending as set forth in Schedule G. Kodak shall be responsible for providing e-Vend with artwork, the use of which is solely subject to Kodak's written approval, for can labels meeting e-Vends specifications for vending.

     10.2 Kodak shall also be responsible for providing Dixie and/or e-Vend with DURATRANS display material and signage meeting Dixie's and e-Vends specifications for the front and side panels of each Vending System. Dixie and/or e-Vend shall be responsible for coordinating the printing of all DURATRANS display materials, signage or posters at a cost to be approved and paid by Kodak. All DURATRANS display materials, signage or posters shall be installed by e-Vend, Dixie or the Target Location personnel with all such costs to be paid by e-Vend, Dixie and/or the Target Location. Dixie and/or e-Vend shall bear the costs to replace the DURATRANS display materials, signage or posters in the Vending Systems on an as needed basis due to vandalism, wear and tear, defect, or other commercially reasonable requests by Kodak (except all Kodak-elective DURATRANS display materials, signage or poster changes involving marketing, special promotions, and change of logos or Kodak Marks as defined in
Section 19.2 below shall be paid by Kodak). With Kodak's written approval, DURATRANS display materials, signage and/or posters may be customized for special occasions.

     10.3 Kodak shall have final and sole approval on all artwork used for can labels, DURATRANS display material, signage and posters, and retains the rights to all of the artwork. Subject to Kodak's approval, which shall not be unreasonably withheld, e-Vend and/or Dixie may install and display on or contiguous to Vending Systems its or their respective signs, logos and service marks as e-Vend and/or Dixie deems appropriate. e-Vend shall use its best efforts to package and ship Kodak Merchandise within thirty (30) days of receipt of Kodak Merchandise and artwork from Kodak for stocking in Vending Systems by e-Vend, Dixie or Target Location personnel, as applicable.

     11. RETURN PRIVILEGES / STOCK BALANCING.

     11.1 All Kodak Merchandise is sold without return privileges except as provided in Section 1 1.2, 14.2 and 14.3, or where the Kodak Merchandise is determined to be defective in manufacturing, outdated sensitized goods or shipped in error by Kodak.

     11.2 Under unusual circumstances, and with prior approval of their Kodak marketing representative and regional sales management, which approval shall not be unreasonably withheld, e-Vend may return to Kodak in reasonable quantities any Kodak Merchandise in accordance with Kodak's standards which may change from tune to time.

     11.3 Before returning any Kodak Merchandise to Kodak, e-Vend shall request from Kodak, and Kodak shall issue to e-Vend. a Return Authorization Number and shipping instructions for the Kodak Merchandise to be returned. Returns of Kodak Merchandise otherwise authorized under any condition shall be accepted only if the Kodak Merchandise was shipped from one of Kodak's Regional U.S. Distribution Centers. Kodak Merchandise returns from e-Vend shall be made immediately on receipt of Kodak authorization, and shipping shall be prepaid by e-Vend CIF to the Kodak Regional Distribution Center. If the Kodak Merchandise is defective or has been shipped incorrectly by Kodak, an adjustment will be made for the transportation charges incurred by e-Vend through the use of a commercial carrier. Upon receipt of returned Kodak Merchandise, Kodak shall credit e-Vends account for such retumed Kodak Merchandise. The credit for authorized returns shall be based on the same price as on the original invoice or the current price, whichever is less. In any event, the same price level (Dealer Cost) shall always apply. Where Kodak acknowledges responsibility, the price on the original invoice shall be the basis for the credit

     11.4 The expiration dating on Kodak Merchandise indicates the useful life of these products when kept under recommended conditions. Kodak agrees that all Kodak Merchandise shipped to e-Vend will bear an expiration date that is at least eighteen (18) months after the date on which the particular Kodak Merchandise is shipped by Kodak to e-Vend. E-Vend shall notify Kodak in writing within fifteen (15) days after e-Vends receipt of any shipment from Kodak if the Kodak Merchandise received has an expiration date which is less than the required eighteen (18) months, and Kodak shall replace any such Kodak Merchandise in the same manner. The Kodak Merchandise should be rotated on the basis of expiration dates to keep stocks fresh. If the Kodak Merchandise is retumed from e-Vend with an expiration date that is nine (9) months or less from the date of return, and is not covered by Section 11.5 below, e-Vend shall pay a fifteen per cent (15%) restocking fee to replace such Kodak Merchandise, provided that such Kodak Merchandise, when originally shipped by Kodak to e-Vend, bore an expiration date that was at least eighteen (18) months after the date on which the particular Kodak Merchandise was shipped by Kodak to e-Vend.

     11.5 In general, no credit or allowance will be provided by Kodak for Kodak Merchandise received within two (2) months of, or after its expiration date, and shall be deemed outdated, provided that such Kodak Merchandise, when originally shipped by Kodak to e-Vend, bore an expiration date that was at least eighteen
(18) months after the date on which the particular Kodak Merchandise was shipped by Kodak to e-Vend. E-Vend shall report, and file claims with respect to, any Kodak Merchandise received with an expiration date which is less than the required eighteen (18) months, and Kodak shall replace same within the time periods, in the same manner, and subject to the terms and conditions, provided for shortages as set out in Section 9.5 above. Small amounts of outdated Kodak Merchandise that e-Vend tray occasionally accumulate may be returned to the appropriate Kodak Regional Distribution ('enter for credit consideration ()n such returns x% when in reasonable quantities. an allowance of twenty five per cent (25(degree),o) of the current lowest net price on outdated Kodak Merchandise will be made. This applies only to Kodak Merchandise shipped from ;1 Kodak regional Distribution Center, provided the Kodak Merchandise is returned in the original packages with seals unbroken and transportation charges prepaid. Kodak reserves the right to determine whether quantities of returned outdated Kodak Merchandise are reasonable, and whether the allowance should be made in full. Quantities of less than five stock keeping units ("SKU") of Kodak Merchandise in a separate shipment are not acceptable.

In order for Kodak to process the credit promptly, an itemized list of the returned Kodak Merchandise, identified by the catalog number, must accompany each shipment from eVend.

     11.6 If, at the time Kodak Merchandise is returned to Kodak, e-Vend has no account payable balance owing to Kodak, then Kodak will issue a check to eVend within forty-five (45) days in an amount equal to the amount that e-Vend was originally billed for such Kodak Merchandise. All transportation charges incurred with respect to pre-approved returned Kodak Merchandise, excluding outdated Kodak Merchandise, shall be paid by Kodak.

     12. INTERNET REPORTING.

     12.1 All Vending Systems shall report by phone line on a daily basis to e-Vends data collection network hosted by e-Vend on its secure Internet Web server located at e-Vends network operating center (the "Network"). e-Vend shall develop and maintain throughout the Term of this Agreement plus the first to occur of three (3) years after the tennination or expiration of this Agreement, or until Kodak is no longer dealing with Vending Systems, a secure location on the Network which Kodak shall have irrevocable access twenty four (24) hours per day, seven (7) days per week and three hundred sixty five (365) days per year (366 days during leap year), via password from any remote personal computer with Internet access in order to download sales results from each Vending System into Excel. The secure location will report daily transactions for each Vending System, including price and products sold, total transactions at all Vending Systems, as well as -transactions over varying time periods as may be selected by Kodak. The secure location shall also report average daily sales of each SKU of Kodak Merchandise per Vending System, average daily sales of each SKU of Kodak Merchandise for all Vending Systems, and the daily functioning status of each Vending System. Kodak, from time to time, may provide input to e-Vend regarding the display and fonnat of the above data reported and e-Vend will endeavor to accommodate Kodak's requests to the extent it is commercially reasonably fore-Vend to do so. Kodak shall be able to see Vending Systems are activated, connected and operating as of each daily report when logging onto the Network. e-Vend shall use reasonable commercial efforts to use the Network to manage inventory efficiently and maintain appropriate stocking levels to meet consumer demand for Kodak Merchandise.

     12.2 At any time one or more of the Vending Systems is (are) not functioning for any reason e-vend shall immediately notify Kodak the reason(s) the Vending machines is (are) down the remedy to repair tile Vending Systems and put it (them) back into operating ststus and tile timing when such remedy shall be implemented.

     12.3 e-Vend shall provide Kodak, both electronically and via hardcopy, a monthly sales report for each SKU of Kodak Merchandise and each Vending System, and in total, from the highest to the lowest price points by month and year to date.

     13. CUSTOMER SERVICE AND VENDING SYSTEMS MAINTENANCE

     13.1 e-Vend will provide Kodak Merchandise technical assistance and customer service twenty-four (24) hours per day, seven (7) days per week and three hundred and sixty five (365) days per year (366 days during leap year), which shall include the maintenance of a toll-free customer service telephone line, to purchasers of Kodak Merchandise from the Vending Systems. e-Vend shall place a sign with its phone number(s) on all of the Vending Systems indicating that it is responsible for, and should be contacted with respect to, any maintenance issues or customer complaints, including without limitation, whenever a Vending System destroys a credit/debit card or does not function properly. In addition, Dixie and/or e-Vend shall commit to maintain a sufficient amount of inventory of spare and replacement parts to adequately supply the activated, connected and functioning Vending Systems.

     13.2 e-Vend and Dixie agree to maintain Vending Systems under this Agreement in good working order. Dixie and/or e-Vend shall provide fully operational and substantially reliable software systems to operate the Vending Systems and process all transactions contemplated in this Agreement. Dixie and e-Vend shall also maintain the software system in good working order, use commercially reasonable efforts to repair any errors, failures or malfunctions within forty eight (48) hours or less, which may include the installation of a substitute Vending System or portions thereof. Kodak acknowledges that the ability to process credit and debit card transactions is dependent upon third party service providers, including telecommunication providers, and credit and debit card processors. Accordingly, Vending Systems inability to process transactions may occur from time to time. However, Vending Systems failures or malfunctions which occur more than four (4) times per year on a rolling basis with respect to one percent (1 %) or more activated Vending Systems for more than two consecutive days shall be cause for termination of this Agreement as stated in Section 14 below. Exclusive of its ability to terminate this Agreement for causes as stated in Section 14 below, in the event of Vending Systems failures or malfunctions which have not been corrected within the forty eight
(48) hour time period, e-Vend shall abate, during the period the Vending System is inactive, all Slotting Fees under Section 4 and on Schedule A of this Agreement.

     13.3 Dixie agrees to maintain supply arrangements with e-Vend and sufficient production capacity to supply e-Vend with Vending Systems necessary to allow the Parties to timely achieve the number of activated Vending Systems as set forth on Schedule A. In addition, Maytag agrees to create and maintain during the Tern of this Agreernent, and during the Wind-down Period for each Vending System, a "Customer Focus Team" consisting of at least one full-time and one part-time Maytag employee who will (a) lead e-Vend, Kodak and Dixie in identifying Target Locations and developing sales materials for the Vending Program; (b) leverage and manage Maytag's distribution network in the vending industry to assist e-Vend as needed in efficiently installing Vending Systems at Target Locations; and (c) manage a service network for on-site maintenance of both the hardware and software systems, at e-Vends sole expense, of Vending Systems to assist e-Vend, as needed, in the performance of its obligations under Section 13.2 of this Agreement.

     13.4 Dixie and e-Vend shall use commercially reasonable efforts repair or replace, as applicable, any Vending System that is stolen, damaged or vandalized beyond reasonable use to full operation within fourteen (14) days of being notified that Vending System is inoperable. Should Dixie and/or e-Vend fail to correct, repair or replace the inoperable Vending System within this fourteen
(14) day period, Slotting Fees will be abated from the end of the fourteen (14) day period until the Vending System is activated, connected and properly functioning.

     13.5 Under this Agreement, Dixie shall be responsible for all of the maintenance, technical assistance and customer service supporting the hardware and equipment used in this Vending Program, and e-Vend shall be responsible for all of the maintenance, technical assistance and customer service supporting the software and data management associated with this Vending Program.

     14. TERM / CAUSES FOR TERMINATION.

     14.1 Unless sooner terminated pursuant to this Section, or extended pursuant to Section 14.3, this Agreement shall have a term (the "Term") beginning on the date hereof and continuing until December 31, 2003.

     14.2 Within ninety (90) days after the installment and activation of the first five hundred (500) Vending Systems by e-Vend, Dixie and/or Maytag, Kodak, in its sole discretion, may terminate this Agreement for any reason by providing Maytag and/or e-Vend written notice ("First Termination"). On the day Kodak provides written notice to Maytag and/or e-Vend to exercise the First Termination ("First Termination Date"), Kodak shall have the option to: (a) buy-out the leasing or financing on all such activated and properly functioning Vending Systems relating to this Agreement on the First Termination Date at the same price incurred by Maytag, Dixie and/or e-Vend; or (b) continue the Vending Program under this Agreement, including the payment of Slotting Fees, for the Wind-down Period for each activated Vending System from the date each Vending System is first installed. For the purposes of Sections 14.2 and 14.3, the period between the termination of this Agreement and the expiration of the three
(3) year period beginning with the initial installation and activation of each Vending System is called the "Wind-down Period No additional Vending Systems shall be installed nor activated after this First Termination Date. In addition, e-Vend, MAytag and Dixie shall have no Obligation to install or activate any additional Vending Systems upon the Installment and activation of the fist five hundred (500) Vending Systems unless and until the passage, without receipt from Kodak of a First Termination Notice, of ninety (90) days, or receipt from Kodak of a notice that it is waiving its right to exercise the First Termination. In the case where Kodak buys-out the leasing or financing on the Vending Systems activated and functioning on the First Termination Date, all unused Kodak Merchandise in e

                                       i6

Vend's inventory as of the First Termination Date may be returned to Kodak in accordance with Kodak's standard return procedures as stated in Sections 11.3 through 11.5 above, and all Kodak trademark and other Kodak identification must be removed from all non-activated Vending Systems and associated materials. If at the Gate I decision point, but no more than ninety (90) days after the installment and activation of the first five hundred (500) Vending Systems by e-Vend, Dixie and/or Maytag, Kodak decides not to terminate this Agreement, Kodak, in its sole discretion, shall determine and provide written notice to e-Vend and Maytag of the next quantity of additional Vending Systems which shall be installed and activated by e-Vend, Dixie and/or Maytag up to a maximum of an additional one thousand five hundred (1,500) Vending Systems ("Gate 2 Quantity").

     14.3 Within ninety (90) days after the installment and activation of the Gate 2 Quantity of Vending Systems by e-Vend, Dixie and/or Maytag, Kodak, in its sole discretion, may elect to terminate this Agreement for any reason with written notice to Maytag and/or e-Vend ("Second Termination"). On the day Kodak provides written notice to Maytag and/or e-Vend to exercise the Second Termination ("Second Termination Date"), Kodak shall again have the option to:
(a) buy-out the leasing or financing on all such activated and properly functioning Vending Systems relating to this Agreement on the Second Termination Date at the same price incurred by Maytag, Dixie and/or e-Vend; or (b) continue the Vending Program under this Agreement, including the payment of Slotting Fees, for the Wind-down Period for each activated Vending System froth the date each Vending System is first installed. No additional Vending Systems shall be installed nor activated after this Second Termination Date. In addition, e-Vend, Dixie and Maytag shall have- no obligation to install or activate any additional Vending Systems upon the installment and activation of the Gate 2 Quantity of Vending Systems unless and until the passage, without receipt from Kodak of a Second Termination Notice, of ninety (90) days, or receipt from Kodak of a notice that it is waiving its right to exercise the Second Termination. In the case where Kodak buys-out the leasing or financing on the Vending Systems activated and functioning on the Second Termination Date, all unused Kodak Merchandise in e-Vends inventory as of the Second Termination Date may be returned to Kodak in accordance with Kodak's standard return procedure as stated in Sections 11.3 through 11.5 above, and all Kodak trademark and other Kodak identification must be removed from all non-activated Vending Systems and associated materials. If, at the Gate 2 decision point, Kodak decides not to terminate this Agreement, within ninety (90) days after the installment and activation of the Gate 2 Quantity plus a thirty (30) day extension to be exercised by Kodak, if needed, the Parties hereto Tall attempt to mutually agree on the terms and conditions necessary to effect a three (3) years extension on this Agreement including among other things: reviewing best business practices and trying to determine the balance of Vending Systems, up to a cumulative total of ten thousand (10,000) Vending Systems, to be installed and activated for the balance of the Term; and mutually agree on a new monthly Slotting Fee for all Vending Systems installed and activated during the Tenn of this Agreement.

     14.4 Maytag, Dixie and e-Vend shall use their best efforts to continue to drive innovation in their respective technical competencies regarding packaging and wireless vending technology. Maytag, Dixie and e-Vend shall also make commercially reasonable efforts to pioneer or compete as the "leaders in technology" in the wireless vending technology field. Given this, Kodak may terminate this Agreement immediately with seven (7) day written notice to Maytag, Dixie or e-Vend, if Maytag's, Dixie's and eVend's expenditures for research and development for wireless vending and remote vending data management and storage and other successor technologies falls below an aggregate of Five Hundred Thousand dollars (S500,000.00) during any rolling twelve (12) month period of the calendar year beginning with the year, 2001.

     14.5 Kodak may terminate this Agreement immediately if Maytag, Dixie or e-Vend has not cured any material breach of this Agreement within thirty (30) days after written notice of a material breach of this Agreement has been provided by Kodak, as the non-breaching Party, to Maytag, Dixie and e-Vend. If Kodak terminates this Agreement due to any material breach by either Maytag, Dixie or e-Vend as stated in the previous sentence, then Kodak, in addition to such other remedies as may be available under this Agreement, at law or in equity or otherwise, shall have no liability to the nonbreaching Party. Maytag and e-Vend may terminate this Agreement immediately if Kodak has not cured any material breach of this Agreement within thirty (30) days after written notice of a material breach of this Agreement has been provided by Maytag and eVend, as the non-breaching Parties, to Kodak. Upon tennination of this Agreement by eVend and Maytag in connection with an uncured material breach of this Agreement by Kodak pursuant to the immediately preceding sentence, e-Vend shall be entitled to recover from Kodak the net present value of the remaining balance due on the leasing or financing on all activated and properly functioning Vending Systems relating to this Agreement upon such termination, and e-Vend, Dixie and Maytag shall have such other remedies as may be available under this Agreement, at law, in equity or otherwise.

     14.6 Any Party shall have the right to terminate this Agreement immediately upon delivering to the p Party or its representatives written notice of such tennination if any other Party: (a) becomes insolvent, or requests its creditors for a moratorium, or enters into a general :assignment for the benefit of creditors or an agreement of composition with its creditors, or suffers the appointment of a temporary or permanent receiver, trustee or custodian for all, or substantial part of its assets that is not dismissed within thirty (30) days; or (b) files a voluntary petition for relief under Title 1 I of the United State Code, as amended for time to time (the "Bankruptcy Code"), or if an Order for Relief under the Bankruptcy Code is entered against it, or if a petition or answer is tiled proposing entry of an Order for Relief under the Bankruptcy Code (which pension or answer is not discharged or denied within sixty (60) days after the filing thereof), or (c) commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to it or any such proceeding is commenced against any Party which is not dismissed for a period of sixty (60) days.

     15. WIND-DOWN PERIOD. In the event Kodak elects to continue the Vending Program including payment of Slotting Fees during the Wind-down Period under Sections 14.2 or 14.3, or if Slotting Fees are payable after the expiration or termination of this Agreement under Section 4, then as to each Vending System that is then installed, activated and functioning: (a) the Parties shall have all applicable obligations and rights as if this Agreement was still in effect; and (b) these rights and obligations with respect to a given Vending System shall expire on the last day before the third (3rd) anniversary of the date the Vending System was first installed.

     16.  ESCROW  OF  VENDING  SYSTEMS,  SOFTWARE,  SOURCE  CODES  AND  HARDWARE
EQUIPMENT.

     16.1 To secure Maytag's guaranty of e-Vends performance under this Agreement as set out in Section 39, and to induce Kodak to enter into this Agreement, Maytag and e-Vend, as soon as practically possible, but no more than thirty (30) days, time being of the essence, after the execution of this Agreement, shall enter into an escrow agreement ("e-Vend Escrow Agreement") substantially in the form attached as Schedule F to this Agreement and deliver a copy to Kodak, and shall deposit with the Escrow Agent the Escrow Property as defined in the e-Vend Escrow Agreement. Failure to timely execute the e-Vend Escrow Agreement shall entitle any Party to terminate this Agreement. The e -Vend Escrow Agreement shall be maintained for Maytag's and Kodak's benefit until the last to occur of the expiration or termination of this Agreement, or the end of any Wind-down Period.

     16.2 In the event e-Vend (a) becomes insolvent, or requests its creditors for a moratorium, or enters into a general assignment for the benefit of creditors or an agreement of composition with its creditors, or suffers the appointment of a temporary or permanent receiver, trustee or custodian for all or substantial part of its assets that is not dismissed within thirty (30) days; or (b) files a voluntary petition for relief under Title 11 of the Bankruptcy Code, or if an Order for Relief under the Bankruptcy Codes entered against it, or if a petition or answer is filed proposing entry of an Order for Relief under the Bankruptcy (which petition or answer is not discharged or denied within sixty (60) days after the filing thereof; or (c) commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to it or any such proceeding is commenced against e-Vend which is not dismissed for a period of sixty (60) days, then Escrow Agent (as defined) shall release and distribute the Escrow property to Maytag as set out, and in accordance with, the e-Vend Escrow Agreement e-Vend shall also deliver into escrow assignments of e-vend's rights, title and interest in and to the Escrow Property, exclusive of the e-Vend Software and Sourcecodes. Title to the e-Vend Software and Sourcecodes, as defined in the e-Vend Escrow Agreement, shall remain vested in e-Vend. However, Maytag, under non-exclusive license from e-Vend, and if so directed by Kodak, will be entitled to use the eVend Software to perform and complete the obligations of e-Vend and/or Maytag under this Agreement on all activated and properly functioning Vending Systems at the time of release of e-Vend Software by Escrow Agent as contemplated by this Agreement. The license to the e-Vend Software granted to Maytag under this Agreement will continue until the last to occur of three (3) years beyond the termination or expiration of this Agreement, or for so long as Kodak pays, and is obligated to pay, Slotting Fees under this Agreement.

     17. INDEMNIFICATION.

     17.1 e-Vend shall defend, indemnify and hold Kodak, Maytag, Dixie and the Target Locations harmless from and against any and all losses, damages, liabilities, claims, demands, lawsuits and expenses, including court costs and reasonable attorney's fees ("Claims") arising out of an allegation that personal injury or property damage was caused by the e-Vend System (as defined in the Recitals above), or by eVend's packaging of the Kodak Merchandise discussed in
Section 10.1 above, to any third party, or an allegation of any infringement by the e-Vend System (exclusive of content furnished by Kodak) of any patent, copyright, trademark, service mark, right of privacy or publicity or any other intellectual property rights of a third party. If such an infringement claim is asserted, or if Kodak, Dixie and/or Maytag believes one likely, eVend shall have the right, but no obligation, to procure a license from the party claiming or likely to claim infringement. Notwithstanding the foregoing, e-Vend has no responsibility to defend, indemnify or hold Maytag, Dixie and/or Kodak harmless from and against any Claims of whatever nature arising out of personal injury or property damage caused by Maytag, Dixie or Kodak or their employees or agents.

     17.2 Maytag shall defend, indemnify and hold e-Vend, Kodak and the Target Locations harmless from and against any and all Claims arising out of an that personal injury or property damage was caused by any Vending Systems (exclusive of the e-Vend System or Claims caused by e-Vends packaging of the Kodak
Merchandise discussed in Section 10.1 above), to any third party, or an allegation of any infringement by the Vending Systems (exclusive of the e-Vend System and Kodak Merchandise furnished by Kodak) of any patent, copyright, trademark, service mark, right of privacy or publicity or any other intellectual property rights of a third party. If such an infringement claim is asserted, or if Kodak and/or e-Vend believes one likely, Maytag and Dixie shall have the right, but no obligation, to procure a license from the party claiming or likely to claim infringement. Notwithstanding the foregoing, Maytag and Dixie have no responsibility to defend, indemnify or hold e-Vend and/or Kodak harmless from and against any Claims of whatever nature arising out of personal injury or property damage caused by Kodak of its employee of agents

     17.3 Kodak shall defend, indemnify and hold e-Vend, Maytag. Dixie and the Target Locations harmless from and against an%: and all Claims arising out of any allegation that the Kodak Merchandise cause personal injury or property damage to any third party, and/or an allegation that the artwork, graphics, images, text or other content furnished by Kodak, contained in or included on the Kodak Merchandise, any Kodak approved promotional materials for the Vending Program provided by Kodak, including product can labels and DURATRANS display materials, infringe any design patent, copyright, trademark, service mark, right of privacy or publicity or any other intellectual property rights of a third party. If such an infringement claim is asserted, or if Maytag, Dixie and/or e-Vend believes one likely, Kodak shall have the right, but no obligation, to procure a license from the party claiming or likely to claim infringement. Notwithstanding the foregoing, Kodak has no responsibility to defend, indemnify or hold e-Vend, Dixie and/or Maytag harmless from and against any Claims of whatever nature arising out of personal injury or property damage caused by e-Vend, Dixie or Maytag or their respective employees or agents.

     17.4 Maytag, Dixie and/or e-Vend shall be responsible for getting permission to place Vending Systems in Target Locations through the Placement Agreements, and shall defend, indemnify and hold Kodak harmless from and against any and all Claims arising out of an allegation for trespass arising out of any acts or omissions of e-Vend, Dixie or Maytag or by any other person or entity other than Kodak in connection with the performance or fulfillment of this Agreement. In addition, if e-Vend is not performing or fulfilling its obligations under this Agreement, and Kodak needs to perfonn such duties, then e-Vend shall defend, indemnify and hold Kodak harmless from and against any and all Claims arising out of an allegation for trespass arising out of any acts or omissions in connection with the performance or fulfillment of e-Vends or Maytag's obligations under this Agreement.

     17.5 The foregoing rights of indemnification shall be conditioned on the indemnified Party (i) furnishing prbmpt notification of any claim subject to indemnity to the indemnifying Party; (ii) permitting the indemnifying Party to control the defense and settlement of any third-party claim or action, provided that the indemnified Party shall have the tight to approve any such settlement, which approval shall not be unreasonably withheld; and (iii) cooperating in the defense by the indemnifying Party at the indemnifying Party's expense.

     17.6 The indemnifying Party will have no obligation with respect to any claim based upon any modification of the Vending Systems or Kodak Merchandise or the use or sale of Vending Systems or Kodak Merchandise in combination with products or components not furnished by the indemnifying Party or if the claim would not have occurred but for such modification, use or sale.

     17.7 The indemnification provisions provided by each Party in this Section 17 of the other Parties shall include each Party's officers, directors, and shareholders, and shall include the costs, expenses and reasonable attorneys fees incurred by the Party being indemnified as a result of the assertion orprotection of any indemnified claim.

     18.   EXCLUSION  OF   CONSEQUENTIAL   DAMAGES.   -  NO  PARTY,   UNDER  ANY
CIRCUMSTANCES, SHALL BE LIABLE TO THE OTHER FOR CONSEQUENTIAL (INCLUDING, WITHOUT LIMITATION, LOST PROFITS

AND ECONOMIC DAMAGES), INCIDENTAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN,
EVEN  IF SUCH  PARTY  HAS  BEEN  APPRISED  OF THE  LIKELIHOOD  OF  SUCH  DAMAGES
OCCURRING.

     19. PROPRIETARY RIGHTS.

     19.1 e-Vend advises that it has proprietary rights in its packaging and vending technology, e-Vend System, network and related hardware and software, and service mark or trademark rights in the marks "e-Vend", "e-Vend.net" and "Powered by e-Vend.net", exclusive ownership of which shall remain with e-Vend. No interest in any such rights e-Vend may have, including any associated goodwill, shall be transferred to or acquired by Kodak through the execution and performance of this Agreement.

     19.2 The Kodak Merchandise may bear one or more Kodak trademarks in its product names ("Kodak Marks"). e-Vend, Dixie and Maytag may not remove, alter, or otherwise modify or conceal any Kodak Marks on the Kodak Merchandise. Subject to Kodak's prior written approval, which may be granted or withheld in Kodak's sole and absolute discretion, e-Vend, Dixie and Maytag, during the Term of this Agreement and any Wind-down Period only, may use the Kodak Marks on Vending
Systems subject to this Agreement or in advertising but only where the advertising directly refers to the Kodak Vending Systems or Kodak Merchandise or states the fact that e-Vend, Dixie and Maytag are distributors of such Kodak Merchandise and only in accordance with such terms and conditions as Kodak from time to time may establish. e-Vend, Dixie and MAytag are not authorized to use any other Kodak Marks, including, without limitation, the name Kodak or any Kodak corporate symbol at any other time or for any other purpose. Kodak retains all rights in the Kodak Marks. e-Vend, Dixie and Maytag recognize the great value of the publicity and goodwill associated with the Kodak Marks and acknowledges that such goodwill exclusively accrues to the benefit of and belongs to Kodak. e-Vend, Dixie and Maytag have no rights of any kind whatsoever with respect to the Kodak Marks. e-Vend, Dixie and Maytag may not use the Kodak Marks on or in connection with any goods or services (including but not limited to promotional and merchandising items such as key chains, mugs and T-shirts) other than the Kodak Merchandise, except as preapproved in writing by Kodak.

     20. TAXES. e-Vend shall be responsible for collecting and paying any and all applicable state and federal sales taxes arising from the sale of Kodak Merchandise from Vending Systems and shall indeninifv and hold harmless Kodak against any claims, damages, losses or liabilities, including reasonable attorneys fees, resulting from e-Vends failure to do so. To the extent that a single sales or similar tax pertaining to e-Vends purchase or lease of Vending Systems or with respect to Slotting Fees on those Vending Systems is imposed, e-Vend shall be responsible for such tax and shall indemnify and hold Kodak harmless against the same. In the event more than one separate sales or similar tax is imposed with respect to e-Vends purchase or lease of Vending Systems and the Slotting Fees with respect to those Vending Systems, one against e-Vend with respect to its purchase or lease of the Vending Systems and the other against Kodak with respect to Slotting Fees, Kodak and e-Vend shall each be responsible for fifty percent (50%) of any such tax which is imposed with respect to Slotting Fees only. Either Party may from time to time, at its option, challenge the imposition of any such second-tier tax. In the event Kodak and/or e-Vend challenge(s) the imposition of any sales or similar tax, each shall be solely responsible for its costs or expenses, including reasonable attorneys' fees, that it incurs in connection with such challenge ("Challenge Costs"), and neither party shall have any responsibility for the other's Challenge Costs.

     21. RIGHT TO AUDIT. Kodak shall have the right to perform any factory, field; accounting or other audit in connection with this Agreement.

     22. PUBLICITY. The Parties agree to cooperate in issuing a joint press release announcing the strategic alliance formed by this Agreement and the national roll out of the Vending Program after the execution of this Agreement in a form that is acceptable to all Parties. All press releases announcing this Agreement and the national roll out of the Vending Program must be approved in final form by all Parties. Except as otherwise required by law or in accordance with good faith or advice by legal counsel, for so long as this Agreement is in effect, none of the Parties shall issue or cause the publication of any press release or other public announcement with respect to the subject matter of this Agreement without the express prior written approval of the other Parties as to form, content, medium and all other aspects of the press or media. Without the prior written consent of Maytag, Kodak or e-Vend, as the case may be, none of the Parties shall use the others' names or arty confusingly similar variations thereof, in any marketing materials, product descriptions, point-of-purchase materials, or annual or periodic reports, or otherwise. Such approval and consent, if granted, will be at the sole and absolute discretion of the granting Party, on such terms and conditions as the granting Party from time to time may establish.

     23. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants to the others, that:

     (a) it is a corporation duly incorporated and validly existing and in good standing under the laws of the states of New Jersey or Delaware, as applicable;

     (b) it has full requisite corporate right. power and authority to execute, deliver anal enter into this Agreement and perform its obligations under each of this Agreement

     (c) it is duly licensed, authorized or qualified 10 den business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on the Party's ability to fulfill its obligations under this Agreement;

     (d) its execution, delivery and performance of this Agreement do not (i) contravene or constitute a default under any contractual restriction binding on or affecting it or any of its properties or certificate of incorporation or by-laws or (ii) to the best of its knowledge, require any consent, pennit or approval of any U.S. governmental agency or authority;

     (e) this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation thereof enforceable against it in accordance with its terms; and

     (f) to the best of its knowledge, there are no claims, judgments or settlements binding on it or any of its affiliates, or pending or threatened claims or litigation against it or any of its affiliates, which would prevent or impede its performance under this Agreement.

     24. CONFIDENTIALITY.

     24.1 During the performance of each Party's respective obligations under this Agreement, each Party may come to have knowledge of certain confidential information relating to the other Party's business, financial matters and/or trade secrets, which shall be deemed to include the tenns of this Agreement ("Confidential Information"). All quantities, prices, forecasts, specifications, product planning information and delivery information shall also be deemed Confidential Information and shall be kept strictly confidential by all Parties. In no event shall any Party disclose the Confidential Information of any other Party to any third party without the prior written "consent of the owner of the Confidential Information, which consent may be conditioned upon the agreement of the third party to maintain the confidentiality of the information. Confidential Information shall not include information that: (i) was known to the recipient prior to disclosure; (ii) was independently developed by recipient without use of or reference to confidential information of another party; (iii) was disclosed to recipient by a third party without any violation of a confidentiality agreement to the best of recipient's knowledge; or (iv) is generally available to the public. Each Party shall be responsible for any brcach of this provision by its employees and shall notify all relevant employees and agents of the confidentiality obligations set forth herein. Notwithstanding anything contained herein to the contrary it .hall not he ;l breach of this provision for any party to disclose such information required to be disclosed in connection with an adminsitrative regulatory or judicial processs or proceeding provided, however, that prompt notice to the non-disclosing Party is given of tile possibility of such disclosure and that tile Party which may be compelled to disclose shall use its reasonable best efforts to resist disclosure.

     24.2 Any Confidential Infonnation furnished by Kodak to e-Vend, Dixie and/or Maytag shall be returned (to the extent it is in e-Vends, Dixie's and/or

Maytag's possession, custody or control) by e-Vend, Dixie and/or Maytag to Kodak upon expiration or earlier termination of this Agreement. Any Confidential Information furnished by e-Vend, Dixie and/or Maytag to Kodak shall be returned (to the extent it is in Kodak's possession, custody or control) by Kodak to e-Vend, Dixie and/or Maytag upon the expiration or earlier termination of this Agreement. The Confidential Information shall be kept in a secure fashion in a manner consistent with the treatment of confidential information within the applicable Party so as to prevent disclosure to third parties. Internal dissemination of the Confidential Information by the Parties shall be limited to those of its employees whose duties justify a need to know the Confidential Information, and such employees shall be obligated to comply with this Section 24.

     25. NOTICES. All notices or other communications required or permitted under this Agreement or given in connection herewith shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five
(5) days after having been sent by first-class registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; and shall be addressed as follows:

If to Maytag, to:

                Maytag Corporation
                403 West Fourth Street North
                P.O. Box 39
                Newton, Iowa 50208
                Attention:       Roger Scholten
                Facsimile:       (641) 787-8115

                With a copy to:

                Maytag Corporation
                403 West Fourth Street North
                P.O. Box 39 Newton, Iowa 50208
                Attention: General Counsel
                Facsimile: (641) 787-8102

                If to Dixie, to:

                Dixie-Narco, Inc.
                One Dixie Narco Boulevard
                P.O. Drawer 719
                Williston, South Carolina 29853
                Attention:       Doug Huffer
                Facsimile:       803-266-5050

                With a copy to:

                Maytag Corporation
                403 West Fourth Street North
                P.O. Box 39 Newton, Iowa 50208
                Attention: General Counsel
                Facsimile: (641) 787-8102

                If to Kodak, to:

                Eastman Kodak Company
                4 Concourse Parkway
                Suite 300
                Atlanta, Georgia 30328
                Attention: Eric Lent
                Facsimile: (770) 522-2500

                With a copy to:

                Eastman Kodak Company
                General Counsel Office
                343 State Street
                Rochester, New York 14650-0207
                Attention: James M. Quinn
                Facsimile: (716) 724-6611

                If to e-Vend, to:

                e-Vend.net Corporation
                500 N. Walnut Street, Suite 100
                Kennett Square, PA 19348
                Attention:    Daniel J. Kearney
                Facsimile:   (610) 925-5467

     26. DISPUTE RESOLUTION PROCEDURE

     26.1 If, in the opinion of one Party, another Party has failed to comply with the requirements of this Agreement, or to perform its obligations in a satisfactory manner, then this dispute resolution procedure will be invoked. In order to expedite the prompt resolution of any disputes which may arise hereunder, all Parties agree that this dispute resolution procedure will be employed prior to any Party availing itself of any legal remedies (except for injunctive relief and the right to terminate this Agreement as provided in
Section 14 above) against another party.

     26.2 The aggrieved party will provide the other Parties with a dispute notice (the "Dispute Notice"), and the dispute will be referred to the initial level representatives (the "Initial Level") identified in Schedule E. Maytag and Dixie shall designate a single representative to represent the both of them at this Initial Level and a single representative for the Mediation Level (as defined in the next Section).

     26.3 In the event a dispute has not been resolved at the Initial Level, or a corrective plan of action has not been mutually agreed upon, within thirty
(30) calendar days of the giving of the Dispute Notice, then any Party may seek resolution of the dispute at the mediation level (the "Mediation Level") by a written notice to all of the other Parties (the "Mediation Notice"). At the Mediation Level, each Party shall endeavor in good faith to resolve the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Rules before resorting to litigation or some other dispute resolution procedure. The entire mediation proceeding shall be confidential and all discussions, representations and statements made during the mediation, as well as any communications, thoughts, impressions or notes of the mediator, will be inadmissible and not subject to discovery in any future litigation, arbitration or other proceeding. The Parties agree to use all reasonable efforts to meet within fifteen (15) calendar days after the Mediation Notice to begin mediation and to resolve tile dispute The Panics agree to participate in food faith in the mediation to its conclusion as designated by the mediator

     26.4 If the Parties are not successful in resolving the dispute through mediation, or a corrective plan of action has not been agreed upon, the earlier of sixty (60) days froth the date of the Dispute Notice or sixty (60) days from the Mediation Notice, then any Party may commence litigation or other proceedings in connection with the dispute, all rights being reserved.

     27. GOVERNING LAW.

     27.1 This Agreement shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and performed entirely in New York. Subject to the provisions of Section 26 and the remainder of this Section 27, disputes may be brought in any court with appropriate jurisdiction. Without limiting the foregoing, each Party irrevocably consents to the jurisdiction of the state courts of New York and the United States District Court for the Eastern District of New York with respect to all matters arising from this Agreement, for that limited purpose only, and each Party waives any objections to venue in such courts and agrees that process may be served in the manner provided herein for giving of notices or otherwise as allowed by the applicable court; provided, however, that each Party agrees not to commence any action, suit or proceeding in state court unless the United States District Court for the Eastern District of New York lacks subject matter jurisdiction with respect to the dispute or otherwise is unable to hear the matter.

     27.2 Each Party agrees to comply with all applicable laws, rules and regulations in the performance of its obligations under this Agreement

     28. INDEPENDENT CONTRACTORS. Each Party to this Agreement is, and at all times will remain, an independent contractor and no Party shall represent itself to be the agent, joint venturer, or partner of another Party hereto or, except for Dixie and Maytag, to be related, to any other Party. No representations shall be made or acts done by any Party which would establish any apparent relationship of agency, joint venture, or partnership ' No employer-employee relationship or agent-principal relationship shall be deemed created by this Agreement. Maytag, Dixie and e-Vend are not authorized to enter into any agreements or contracts of any kind, including the Placement Agreements, on behalf of Kodak and they are not authorized to bind Kodak in any manner. Kodak is not authorized to enter into any agreements or contracts of any kind, including the Placement Agreements, on behalf of e-Vend, Dixie and/or Maytag, and Kodak is not authorized to bind e-Vend, Dixie and/or Maytag in any manner.

     29. SUCCESSORS AND ASSIGNS.

     29.1 Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the Parties hereto. This Agreement shall be Iii full force and effect, provided that such successors and assigns have camparable expertise and net worth to the Parties of this Agreement upon Ow occurrence of (i) ::n initial public offering or public sale of additional shares of any [)arty',, or their ,subsidiaries' Stick (as applicable); (ii) a change of control event (including, but not limited to, an acquisition of any Party); or (iii) other sale, acquisition or merger of any Party.

     29.2 Except as otherwise provided herein, the rights and obligations of the Parties hereunder shall neither be assigned nor delegated without the prior written consent of the other Parties, provided that any Party may assign or delegate their respective rights and obligations hereunder, in whole or in part, to any parent or subsidiary or affiliate of e-Vend, Maytag or Kodak in existence at the time of execution of this Agreement, upon prior written notice to the other Parties. Such assignment shall not diminish any rights or duties that e-Vend, Dixie, Maytag or Kodak may have had prior to the effective date of assignment.

     30. AMENDMENT AND WAIVER.

     30.1 This Agreement may be amended or modified with respect to the rights or obligations of a particular party only upon the written consent of that Party.

     30.2 The obligations of a Party under this Agreement may be-waived only with the written consent of each of the other Parties and the rights of a Party under this Agreement may be waived only by the written consent of that Party.

     31. DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Party, upon any breach, default or noncompliance by another Party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by a Party of any breach, default or noncompliance under this Agreement or any waiver on such Party's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any Party, shall be cumulative and not alternative.

     32. FORCE MAJEURE. Except for payments due under this Agreement, none of the Parties will be responsible for any failure to perform due to causes beyond its reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, earthquakes, accidents, strikes, mechanical failure, or fuel crises, provided that such Party gives prompt written notice thereof to the other Parties.

     33. SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of' tile remianing provisions shall not in any way be affected or impaired thereby.

     34. SURVIVAL Only those obligations under Sections 16, 19 and 24 of this Agreement, the obligation that e-Vend, Dixie and/or Maytag shall stop using the Kodak Marks as stated in Section 19.2, and the obligation to continue certain Slotting Fee payments for a period of time under Section 4, shall survive the expiration or termination of this Agreement, except that in the event of a Wind-down Period under Sections 14.2 or 14.3 or the continuation of certain Slotting Fee payments under Section 4, the provisions of Section 15 shall control and survive the  termination of this  Agreement.  No other obligations under this Agreement shall survive the expiration or termination of this Agreement.

     35. SCHEDULES. The provisions of all of the Schedules described herein and attached hereto are hereby deemed fully incorporated into this Agreement by reference herein. This Agreement and the attached Schedules constitute the full and entire understanding and agreement among the Parties with regard to the subjects hereof and no Party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     36. TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement.

     37. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     38. TIME OF THE ESSENCE. Unless otherwise expressly provided herein, where there are deadlines mentioned in this Agreement, time is of the essence.

     39. CROSS GUARANTY.

     39.1 Maytag and e-Vend each guarantees the performance of the other in this Agreement as if the duty of the performance under this Agreement were each of its own. Without limiting the foregoing, Maytag shall be responsible for all payments and sums due from e-Vend to Kodak, and e-Vend shall be responsible for payments and sums due from Maytag to Kodak. Kodak shall be able to enforce the obligations of Maytag and e-Vend under this Agreement against Maytag or e-Vend or both. Maytag also guarantees the performance of Dixie in this Agreement as if Dixie's duty of performance under this Agreement were its own. Kodak shall be able to enforce the obligations of Dixie under this Agreement against either Maytag or Dixie or both.

     39.2 In the event that Kodak, up to and including the installation and activation of the first five hundred (500) Vending Systems, wishes to exercise its rights under Section 39.1 against Maytag in connection with a failure by c-Vend or Dixie 14) Perform their respective obligations under- this Agreement, or against c Vcnd III connection with a failure by Maytag or Dixie to perform their respective: obligation under this Agreement, it shall provide Maytag, Dixie and e-Vend with written notice of' such exercise: (a) of at least five (5) days in advance with respect to any monetary failure or non-monetary failures which substantially prevent the operation or supply of more than twenty percent (20%) of the Vending Systems then in place; or (b) at least fifteen (15) days in advance with respect to any other non-monetary failures (the "Other Failures").

Notwithstanding the foregoing,  the Vending Systems cure requirements of Section
13.2 and 13.4 are still applicable.

     39.3 In the event that Kodak, after the installation and activation date of the five hundredth (500th) Vending Systems but before installation and activation of the Gate 2 Quantity (as defined in Section 14.2), wishes to exercise its rights under Section 39.1 against Maytag in connection with a failure by e-Vend or Dixie to perform their respective obligations under this Agreement, or against e-Vend in connection with a failure by Maytag or Dixie to perform their respective obligations under this Agreement, it shall provide Maytag, Dixie and e-Vend with written notice of such exercise: (a) of at least five (5) days in advance with respect to any monetary failure or non-monetary failures which substantially prevent the operation or supply of more than fifteen percent (15%) of the Vending Systems then in place; or (b) at least fifteen (15) days in advance with respect to any Other Failures. Notwithstanding the foregoing, the Vending Systems cure requirements of Section 13.2 and 13.4 are still applicable.

     39.4 In the event that Kodak, after the installation and activation of the Gate 2 Quantity of Vending Systems but before the expiration or earlier termination of this Agreement (up to a maximum cumulative total of ten thousand (10,000) Vending Systems), wishes to exercise its rights under Section 39.1 against Maytag in connection with a failure by e-Vend or Dixie to perform their respective obligations under this Agreement, or against e-Vend in connection with a failure by Maytag or Dixie to perform their respective obligations under this Agreement, it shall provide Maytag, Dixie and eVend with written notice of such exercise: (a) of at least five (5) days in advance with respect to any monetary failure or non-monetary failures which substantially prevent the operation or supply of more than one percent (1 %) of the Vending Systems then in place; or (b) at", least fifteen (15) days in advance with respect to any Other Failures. Notwithstanding the foregoing, the Vending Systems cure requirements of Section 13.2 and 13.4 are still applicable.

     39.5 Notwithstanding the foregoing provisions in Sections 39.2, 39.3 and 39.4, if any Other Failures cannot reasonably be cured within the fifteen (15) day period, then provided the required Party commences to cure the Other Failures within the initial fifteen (15) days, and thereafter diligently prosecutes the cure to completion, tile tirne to cure the Other Failures (and the corresponding minimum advance notice to the guarantor) will be extended to such time as reasonably may be necessary to cure same, not to exceed thirty (30) days.

     39.6 If (i) MAytag and e-Vend received notice of any failure of e-Vend to pert-01111 its obligations under this Agreement pursuant to Sections 39.2, 39.3 or 39.4, which failure has not been cured within tile notice period provided for above, and (ii) Maytag notifies Kodak in writing to snake all further payments to e-Vend under this Agreement directly to Maytag (the "Payment Direction
Notice"), then, from five (5) days after the date of the Payment Direction Notice, Kodak will pay directly to Maytag any and all sums due or amounts otherwise owing from Kodak to e-Vend under this

Agreement (other than any payments already processed and sent by Kodak to e-Vend), and e-Vend hereby expressly consents to such payment. Such obligation of Kodak shall terminate five (5) days after receipt from Maytag of written notice rescinding the Payment Direction Notice and Kodak shall resume making all further payments (other than any payments already processed and sent by Kodak to Maytag) under this Agreement to e-Vend. Kodak's compliance with the foregoing, if properly elected by Maytag, is an express condition to Maytag's obligation to perform the obligations of eVend under this Section 39. Kodak is hereby irrevocably authorized and directed to pay the Slotting Fees to Maytag as set out in this Section as full satisfaction of Kodak's obligations to pay Slotting Fees under this Agreement.

     40. ENTIRE AGREEMENT.

     40.1 Each Party acknowledges that no representation. statement, understanding, or agreement has been made other than what is expressly set forth in this Agreement. No Party has relied on anything done or said with respect to this Agreement, its duration, termination, renewal or with respect to the relationship between the Parties, other than what is expressly set forth in this Agreement. All Parties agree that there are no other representations or understandings which change or modify the terms of this Agreement to prevent this Agreement from becoming effective as written, or that in any way affects or relates to the subject matter hereof. Maytag and e-Vend also acknowledge that the terms and conditions of this Agreement are fair and reasonable.

     40.2 This Agreement terminates and supersedes any prior agreements, including the Previous Agreement, between the Parties. '

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                 EASTMAN KODAK COMPANY

                                 BY:
                                 ----------------------------------
                                                             `
                                 Name:
                                 ----------------------------------

                                 Title:
                                 ----------------------------------

                                 MAYTAG CORPORATION

                                 By:
                                 ----------------------------------
                    `
                                 Name:
                                 ----------------------------------

                                 Title:
                                 ----------------------------------

                                 E-VEND.NET CORPORATION
                                 ----------------------------------

                                 By:
                                 ----------------------------------

                                 Name:
                                 ----------------------------------

                                 Title:
                                 ----------------------------------

                                 DIXIE-NARCO, INC.

                                 By:
                                 ----------------------------------

                                 Name:
                                 ----------------------------------

                                 Title:
                                 ----------------------------------

     40. ENTIRE AGREEMENT.

     40.1 Each Party acknowledges that no representation, statement, understanding, or agreement has been made other than what is expressly set forth in this Agreement. No Party has relied on anything done or said with respect to this Agreement, its duration, termination, renewal or with respect to the relationship between the Parties, other than what is expressly set forth in this Agreement. All Parties agree that there are no other representations or understandings which change or modify the terns of this Agreement to prevent this Agreement from becoming effective as written, or that in any way affects or relates to the subject matter hereof. Maytag and e-Vend also acknowledge that the terms and conditions of this Agreement are fair and reasonable.

     40.2 This Agreement terminates and supersedes any prior agreements, including the Previous Agreement, between the Parties.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                 EASTMAN KODAK COMP NY

                                 BY:
                                 ----------------------------------
                                                             `
                                 Name:
                                 ----------------------------------

                                 Title:
                                 ----------------------------------

                                 MAYTAG CORPORATION

                                 By:
                                 ----------------------------------
                    `
                                 Name:
                                 ----------------------------------

                                 Title:
                                 ----------------------------------

                                 E-VEND.NET CORPORATION
                                 ----------------------------------

                                 By:
                                 ----------------------------------

                                 Name:
                                 ----------------------------------

                                 Title:
                                 ----------------------------------

                                 DIXIE-NARCO, INC.

                                 By:
                                 ----------------------------------

                                 Name:
                                 ----------------------------------

                                 Title:
                                 ----------------------------------

                                   Schedule A

                Vending Program Installations per Approval "Gate"
                -------------------------------------------------
                                      and
                                      ---
                  e-Vend Monthly Slotting Fee Pavment Schedule
                  --------------------------------------------
                  per Connected and Functioning Vending Svstems
                  ---------------------------------------------

Number of Activated Vending                   Monthly Slotting Fees
Systems per Approval "Gate"                   Per Vending Systems
   Gate 1: Up to 500 Units                     $150.00
   Gate 2: An Additional 500 - 1,500 Units     $150.00
   Gate 3: Up to 10,000 Cumulative Total       To Be Re-evaluated/
                                               Negotiated***

*** Kodak and Maytag/e-Vend shall negotiate the terms of this Agreement when Kodak has made such determination to continue with the Vending Systems placement program.

                                   Schedule B

                 e-Vend Standard Placement Agreement (attached)
                 ----------------------------------------------

                       VENDING SYSTEM PLACEMENT AGREEMENT
                       ----------------------------------

THIS VENDING SYSTEM PLACEMENT AGREEMENT, dated this ______________ day of____________ 2000, is between e-Vend.net Corporation, having an address at 500 North Walnut Street, Kennett Square, PA 19348 ("E-VEND") and , having an address at________________ (the "Company").

     E-VEND is engaged in the business of installing, operating and maintaining a network of credit card operated vending systems ("Vending Systems") which dispense Kodak T" photographic and imaging products, processes and services ("Merchandise") from Vending Systems.

     The Company owns or otherwise has the right to occupy the location or locations identified on Schedule One attached to and made a part of this Agreement (a "Location," and if more than one, the "Locations").

     E-VEND, alone, is responsible and liable for its obligations and commitments under this Agreement including the installation, operation and maintenance of the Vending Systems at each Location, and the Company shall look exclusively to E-VEND for the performance of same.

     The Company and E-VEND wish to confirm their agreement under which E-VEND will install and maintain Vending Systems offering Merchandise at the Locations.

     In consideration of the mutual promises contained herein, and for other good and valuable consideration, the parties, intending to be legally bound, hereby agree as follows:

     1. Recitals Incorporated. The foregoing recitals are incorporated into this Agreement.

     2. Installation of `Vending Svstems. Subject to the terms and conditions of this Agreement, the Company hereby grants to E-VEND, and it designees, a nonexclusive license and tight to enter onto each Location to install, repair, maintain and replace at each Location a Vending System stocked with Merchandise and /or the Merchandise for the term set forth on Schedule One. The Company shall furnish and provide adequate space and facilities for the installation, operation and maintenance of Vending Systems without hindrance. Promptly after execution of this Agreement, the Company shall designate managers of each Location who shall consult with a representative of E-VEND to identify appropriate space within Locations for the installation of Vending Systems. Each Vending System requires a standard phone jack and phone line and standard 1 110V electrical line and outlet, the costs of installation and maintenance of which shall be borne by the Company. In designating space for Vending Systems, the parties shall seek to place Vending Systems in areas with high foot traffic, visibility and convenient customer access to the Vending System, without undue interference with the Company's operations or traffic flow, while also seeking to minimize phone and electrical line installation costs.

     3. Company Stocking Semices. Should the Company elect to do so on Schedule One to this Agreement, the Company shall be responsible for Stocking and restocking Vending Systems in accordance with Evend's instruction during the term of this Agreement E-VEND representatives shall provide any necessary training concerning its stocking requirements to managers of the Locations and shall provide tire managed of each Location with a key to the Vending machine. The parties anticipate that stocking service requirement shall he similar to those requirement tit stock a beverage vending machine. Stocking service will essentially consist of receiving Merchandise from E-VEND, stocking that Merchandise into the appropriate columns in the Vending System in accordance with E-VEND's instructions, reporting to E-VEND concerning inventory received and stocked, occasionally installing promotion-specific posters on the front of the Vending System using tape or other adhesive provided by EVEND, and occasionally removing from the Vending Systems and shipping (at E-VEND's expense) obsolete inventory in accordance with E-VEND's instructions. The Merchandise may bear one or more

Kodak""' trademarks in its product names ("Kodak Marks"). E-VEND and the Company may not remove, alter, or otherwise modify or conceal any Kodak Marks on the Merchandise. E-VEND and the Company may not use the Kodak Marks on or in connection with any goods or services (including but not limited to promotional and merchandising items such as key chains, mugs and T-shirts) other than the Merchandise, except as preapproved in writing by the Eastman Kodak Company.

     4. Company Commissions. In consideration of the Company's grant of rights and services provided under this Agreement, if the Company has elected to provide Stocking services under Paragraph 3 of the Agreement, E-VEND shall pay to the Company commissions equal to twenty percent (20%) of E-VEND's net revenues from the Vending Systems during the term of this Agreement; otherwise, if the Company has elected not to provide stocking services, E-VEND shall pay to the Company commissions equal to fifteen percent (15%) of E-VEND's net revenues from the Vending Systems during the term of this Agreement. Net revenues shall mean E-VEND's gross revenues from the sale of Merchandise from the Vending Systems at the Location or Locations, less sales or similar taxes and less returns. Commissions shall be payable within thirty (30) days after each calendar quarter in which net revenues are received by E-VEND during the term. Each commission payment to the Company shall be accompanied by a report which shows E-VEND's gross revenue from each Vending System, all adjustments to gross revenue to arrive at net revenue, and the calculation of the Company's commission based on net revenue for the calendar quarter. In the event E-VEND pays commissions on Merchandise which is returned in a subsequent period, E-VEND shall be entitled to full credit for the commissions paid with respect to the returned Merchandise, which E-VEND may apply against any balance due to the Company, or if no balance is due, invoice the Company for the amount of the credit, in which event the Company shall issue a check to E-VEND within thirty
(30) days of receipt of E-VEND's invoice. No commissions shall be due in connection with promotional (free of charge to consumers) distribution of Merchandise from Vending Systems.

     5. Customer Service. E-VEND will provide product technical assistance and customer service, which shall include the maintenance of a twenty-four hour per day, seven days per week toll-free customer service telephone line, 'to purchasers of Merchandise from the Vending Systems. EVEND will be responsible for Handling customer returns and the Location agrees to refer any customer return requests to E-VEND.

     6. Term. The initial tern of this Agreement shall be as specified on Schedule One and shall continue thereafter for additional one year periods on the same terms and conditions unless either party provides written notice of termination to the other at least 30 days prior to the expiration of the initial term or any renewal term. In addition, any renewal term automatically shall terminate on the expiration or termination of E-VEND's underlying agreement with the Eastman Kodak Company.

     7. Title to Machines. Title to each Vending System placed by E-VEND shall at all times be and remain exclusively with E-VEND and the Company agrees it will take no action detrimental to E-VEND with respect thereto and shall not assert any claim or interest therein. E-VEND may change, service, modify, access, replace or remove the Vending Systems at any time during the terra of this Agreement.

     8. Indemnification. e-Vend shall defend, indemnify and hold the Company harmless from and against any and all losses, damages, liabilities, claim, demand,, lawsuits and expenses, including, court costs and reasonable attorney's fees ("Claims") arising out of any causes of action or claims that the Vending Systems or products dispensed therefrom causc personal injury or property damage to any third party or any causes of action or claims that the Vending Systems or products infringe any patent, copyright. trademark, service mark, right of privacy or publicity or any other intellectual property rights of a third party. The foregoing rights of indemnification shall be conditioned on the Company (i) furnishing prompt notification of any claim subject to indemnity to E-VEND; (ii) permitting E-VEND to control die defense and settlement of any third-party claim or action; and (iii) cooperating in the defense by E-VEND at E-VEND's expense.

     9. Insurance. E-VEND shall maintain throughout the term of this Agreement, at its sole cost and expense, a commercial general liability insurance policy, including product liability and personal injury and property damage liability, from a qualified insurance company approved by the Company which names the Company as an additional insured. The amount of coverage shall be a minimum of One Million Dollars ($1,000,000) per occurrence. E-VEND shall provide to the Company certificates of insurance issued by die company or companies providing such insurance protection evidencing that such coverage is in full force and effect and providing that no such insurance may be canceled without at least 10 days' written notice to the Company at the Company's address provided above.

     10. Exclusion Of Consequential Damages. NEITHER PARTY SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER FOR CONSEQUENTIAL (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), INCIDENTAL, INDIRECT OR SPECIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, EVEN IF SUCH PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

     11. Confidentiality. During the performance of each party's respective obligations hereunder, each party may come to have knowledge of certain confidential information relating to the other party's business, financial matters and/or trade secrets, which shall be deemed to include the terms of this Agreement. Each party agrees that it will not use the other party's confidential information for any purpose except as consistent with the performance of this Agreement and further agrees that it will not disclose any such confidential information to any person except on a need-to-know basis in order to fulfill its obligations hereunder. In no event shall either party disclose the confidential information of the other party to any third party without the prior written consent of the other party, which consent may be conditioned upon the agreement of the third party to maintain the confidentiality of the information. Confidential information shall not include information that: (i) was known to the recipient prior to disclosure; (ii) was independently developed by the recipient without use of or reference to confidential information of the other party; (iii) was disclosed to recipient by a third party without any violation of a confidentiality agreement to the best of recipient's knowledge; or (iv) is generally available to the public. Each party shall be responsible for any breach of this provision by its employees and shall notify all employees and agents of the confidentiality obligations set forth herein. Notwithstanding anything contained herein to the contrary, it shall not be a breach of this provision for either party to disclose such information required to be disclosed in connection with an administrative, regulatory or judicial process or proceeding; provided, however, that prompt notice to the non-disclosing party is given of the possibility of such disclosure and that the party which may be compelled to disclose shall use its reasonable best efforts to resist disclosure.

     12. Notices. All notices, payments, or deliveries called for by this Agreement shall be deemed sufficient upon actual delivery to the respective address of each party set forth above or upon mailing by registered or certified mail, return receipt requested to such address, or to such other address as a party may designate in writing from time to time.

     13. Independent Contractors. The parties to this Agreement are independent contractors and this Agreement shall not create or imply any agency relationship between the parties, nor ;hall this Agreement constitute a joint venture or partnership between the parties.

     14. Assignment the rights of either patty under tins Agreement may be assigned in whole or in part, by either pany without tile prior Written consent of tile other, provided that tile Company _ may not, through assignment or otherwise, change any Location without E-VEND's prior written consent, which may be granted or withheld in E-VEND's sole and absolute discretion. This Agreement shall inure to the benefit of and be binding upon, and enforceable against, the parties hereto and their respective successors and assigns. Any assignment contrary to the terms hereof shall be null and void and of no force or effect. Any assignee of the Company must have a sufficient interest in the real property on, and adjacent to the site on, which the Vending System is located to permit the full and proper performance of this Agreement

     15. Partial Invalidity. If any provision of this Agreement shall be deemed to be unlawful or unenforceable by a court of competent jurisdiction, such determination shall have no effect on the validity and enforceability of the other terms and conditions of this Agreement, and the challenged term shall be deemed deleted.

     16. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and each of which alone and both of which together, shall constitute one and the same instrument.

     17. Entire Agreement. This Agreement and the Schedule expressly incorporated herein constitute the entire agreement between the parties and supersede all prior statements, representations, and agreements on the subject matter hereof. This Agreement may be amended only by a writing that refers to this Agreement and is signed by both parties.

     18. Survival. All obligations under Sections 4, 8, 10 and 1 I of this Agreement shall survive the expiration or termination of this Agreement.

     19. Governing Law. This Agreement has been made in Delaware and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                            E-VEND:

                            e-Vend.net Corporation

                            By:
                              ----------------------------
                                David H. Goodman

                                President & CEO

                            THE COMPANY:

                            [Insert Company Name]

By:
  -------------------------
                                       B-5

                                  SCHEDULE ONE
                    (of Vending System Placement Agreement)

COMPANY LOCATIONS:











Please indicate whether the Company will provide Stocking Services under Paragraph 3:

The Company will provide stocking services under Paragraph 3______________

The Company will not provide stocking services under Paragraph 3__________



Term: One year

Initial:____________

THE. COMPANY:______

E-Vend____________

                                   Schedule C

                Minimum Purchase Order Price (Pallet Quantities)
                ------------------------------------------------
                              for Kodak Merchandise
                              ---------------------

Product                                            Minimum Price
Max Flash                                             $8.05
Max Daylight                                          $6.19
Max HQ                                                $8.67
Switchable                                            $8.67
Access                                                $8.36
Max 400 -2 Pack                                       $7.43
APS 200 - 2 Pack                                      $8.05

                                   Schedule D
                                   ----------

                                     Teaming Strategy
Sales

--------------------------- ----------------------------------------- ----------------------------------------------
    Prioritized Roll-       Kodak                                     Maytag/Dixie/e-Vend
      Out Locations
--------------------------- ----------------------------------------- ----------------------------------------------
1. Point of Picture         Sponsorship  reps team with               * Take the lead in  identifying and
 (POP)                      Maytag/Dixie/e-Vend to                      securing all POP locations.
                            incorporate vending into all              * Team with Kodak's sponsorship
                            appropriate sponsorship venues.             reps to place machines in
                            Kodak's Vending Manager will                sponsorship venues.
                            work with Maytag/Dixie/e-                 * Where Kodak has relationships with
                            Vend on strategy and minimal                venues outside of the sponsorship
                            execution.                                  agreements, we retain the right to
                            Provide some POP location lists             introduce Vend to
                            through Kodak's association                 the customer.
                            memberships, etc.
                            Kodak Project  Liaison will
                            coordinate  efforts and
                            consider  other reasonable requests for
                            participation.
--------------------------- ----------------------------------------- ----------------------------------------------
2. On the Way to            Same as above,  but only if Lead the sales  effort to  identify and
   POP                      applicable on a Location basis.             place machines.
--------------------------- ----------------------------------------- ----------------------------------------------
3. Retails                  This tier of location shall be the tertiary priority.
New  non-Kodak              Kodak  has  the  ultimate   right  to  schedule  and  have  a representative present
retail locations            during all meetings and sales calls with these locations.
                            Kodak shall have the right to approve  and/or modify
                            all  contracts  and  placement  agreements  prior to
                            presentation to all retail locations.
--------------------------- ----------------------------------------------------------------------------------------

4.  Retail        * This  class  of trade is the  fourth  priority  and is not
Existing Kodak    viewed as a primary  driver of growing the  vending  market.
retail locations  Opportunities will be assessed on a case-by-case basis.


                    Maytag/Dixie/e-Vend acknowledges the fact that Kodak has existing selling relationships that may cause Kodak and Maytag/Dixief/-Vend to modify the program based on existing Kodak contracts and/or partnerships; Kodak acknowledges that it is bound by the exclusivity clause and its parameters set forth in the agreement.

                    Kodak has the ultimate right to schedule and have a representative present during all meetings and sales calls with these locations. Kodak shall have the right to approve and/or modify all contracts and placement agreements prior to presentation to all retail locations.

Installation

--------------------------- ---------------------------------------- -------------------------------------------------
Prioritized Roll-Out        Kodak                                    Vend
Locations
--------------------------- ---------------------------------------- -------------------------------------------------
1. Point of Picture          Kodak is not  required in this          * Full  execution  utilizing internal
   (POP)                     stage, but reserves the right to          competencies.
                             be there should we desire.
--------------------------- ---------------------------------------- -------------------------------------------------
2. On the Way to             Kodak  is not  required  in  this       * Full  execution  utilizing internal
   POP                       stage, but reserves the right to          competencies.
                             be there should we desire.
--------------------------- ---------------------------------------- -------------------------------------------------
3. Retail                    Reserve  the right to be there          * Full  execution  utilizing  internal
   (Collective)              should we desire pursuant to              competencies.
                             Sales matrix
--------------------------- ---------------------------------------- -------------------------------------------------

Maintenance
--------------------------- ---------------------------------------- -------------------------------------------------
Prioritized Roll-Out                        Kodak                   Vend
Locations
--------------------------- ---------------------------------------- -------------------------------------------------
1. Point of Picture                          N/A                     * Full execution utilizing internal
  (POP)                                                                competencies.
--------------------------- ---------------------------------------- -------------------------------------------------
2. On the Way to                             N/A                     * Full execution utilizing internal
   POP                                                                 competencies.
--------------------------- ---------------------------------------- -------------------------------------------------
3. Retail                                    N/A                     * Full execution utilizing internal
   (Collective)                                                        competencies.
--------------------------- ---------------------------------------- -------------------------------------------------

                                   Schedule E

                       Dispute Resolution Representatives
                       ----------------------------------

Initial Level:
Kodak                     Maytag / Dixie             e-Vend
-----                     --------------             ------
Vice President,           Maytag Vice President of   Vice President &
Cameras Business Unit     Corporate Development      General Counsel

Mediation Level:
Kodak                     Maytag /Dixie              e-Vend
-----                     -------------              ------
President of              Maytag President of        President & CEO
Consumer Imaging,         Commercial Solutions
U.S. & Canada Region

                                   Schedule F

                                ESCROW AGREEMENT

     THIS SOFTWARE ESCROW AGREEMENT ("Escrow Agreement"), dated as of this_________ day of______________ 2000, is by and between e-Vend.net Corporation ("Vendor") and Maytag Corporation ("Maytag") and NAME, Attorney-at-law, &_____________________ LOCATION ("Escrow Agent ") (collectively and individually defined as "Parties" and "Party").

     WHEREAS, Vendor, Maytag and the Eastman Kodak Company ("Kodak") entered into a Vending, Placement, Supply and Distribution Agreement (the "Vending Agreement") of even date herewith.

     WHEREAS, to secure Maytag's guaranty of Vendor's obligations under the Vending Agreement and to induce Kodak to enter into the Vending Agreement, Vendor has agreed to pledge or assign, in escrow, all rights and obligations under the "Placement Agreement," including, without limitation, an assignment of all "Placement Agreements" and non-exclusive rights to use all software, source codes and other aspects of the "eVend System," each as defined in the Vending Agreement, for the sole purpose of completing performance of Maytag's and Vendor's obligations under the Vending Agreement

     WHEREAS, the Escrow Agent is prepared to act as Escrow Agent for Vendor and Maytag.

     NOW THEREFORE, the Parties agree as follows:

     1. Transfer of the Soureecodes
     Vendor will deliver the Sourcecodes of the e-Vend software contained in the eVend System and necessary to run the Vending Program ("e Vend Software") to the Escrow Agent within ten days from the signature of this Escrow Agreement. The Sourcecodes will be readable with Windows NT.
     Vendor warrants that the Sourcecodes which will be deposited correspond to the technical development of the e-Vend Software as of the time of the execution of the Vending Agreement, and that any revised, enhanced or replacements to the e-Vend Software when and as tile%! are made front time to tinge. shall be deposited with the Escrow Agent within ten days from till from such revision enhancement or replacment to the e-Vend Software

     2. Escrow Property
     (a) Rights to the Sourcecodes: Vendor will transfer, on a fiduciary basis, ownership of the media containing the Sourcecodes and the rest of tile e-Vend Software to the Escrow Agent, excluding the intellectual property rights embodied in the Soureecodes.

     If the Escrow Agent delivers the Sourcecodes and the rest of the e-Vend Software to Maytag in accordance with Section 5.1 of this Escrow Agreement, Maytag, under nonexclusive license from Vendor, will be entitled to use the Sourcecodes and the rest of the e-Vend Software solely to perform and complete the obligations of Vendor and/or Maytag under the Vending Agreement on all activated and properly functioning Vending Systems at the time of release of the Sourcecodes by Escrow Agent as contemplated by this Escrow Agreement. The license to the Sourcecodes granted to Maytag under this Escrow Agreement will continue until the last to occur of three (3) years beyond the ternination or expiration of the Vending Agreement, or for so long as Kodak pays, and is obligated to pay, Slotting Fees under the Vending Agreement. Maytag shall at all times maintain the confidentiality of the Sourcecodes and use the Sourcecodes only as contemplated by this Escrow Agreement. Title and all intellectual property rights in the Sourcecodes shall at all times remain solely with the Vendor.

     (b) Assignment of Placement Agreements: Vendor shall execute and deliver with this Escrow Agreement an assignment of Placement Agreements (the "Placement Agreement Assignment") substantially in the form attached hereto as Exhibit A.

     (c) Assignment of Equipment: In addition, Vendor shall execute and deliver into escrow with this Escrow Agreement an assignment of all of the rights to, and contracts and leases relating to, equipment (e-g., Vending Systems and network equipment) of Vendor now or hereafter acquired which are necessary for the full and proper performance of Vendor's or Maytag's obligations under the Vending Agreement (the "Equipment Assignment") substantially in the form attached hereto as Exhibit B.

     3. Custody by the Escrow Agent
     The Escrow Agent shall hold the Sourcecodes and the rest of the e-Vend Software, the Placement Agreement Assignment, and the Equipment Assignment in a safe place for the Tenn of the Vending Agreement, and any Wind-down Period provided therein; at the completion of which the Sourcecodes and the rest of the e-Vend Software, the Placement Agreement Assignment, and the Equipment Assignment, if not previously delivered to Maytag pursuant to this Escrow Agreement, shall be returned to Vendor.
     The Escrow Agent will inform Vendor of any loss, damage or theft of the Sourcecodes and the rest of the e-Vend Software, the Placement Agreement
Assignment, or the Equipment Assignment. In this case. Vendor undertakes to deliver immediately to the Escrow Agent another copy of the Sourcecodes and the rest of the e-Vend Software, 10 re-execute the Placement Agreement Assignment or to re-execute the Equipment

     4. Control of the Sourcecodes and the (test of the e-Vend Software
     Each Party to this Escrow Agreement has the right to verify on the premises of tile Escrow Agent the availability of a current and updated version of the Sourcecodes and the rest of the e-Vend Software. The verification includes the right to check that the data carrier contains the Sourcecodes and the rest of the e-Vend Software. Each Party to this Escrow Agreement shall announce its intentions at least three (3) days in advance so that the other Parties may attend such verification.

         At the end of each three-month period or in case of new releases, Vendor will update the Sourcecodes and the rest of the e-Vend Software.

     5. Release of the Escrow Property
     The Escrow Agent irrevocably undertakes to release the Sourcecodes and the rest of the e-Vend Software, the Placement Agreement Assignment and the Equipment Assignment (collectively and individually the "Escrow Property), as follows:

     5.1 Any and all of the Escrow Property, upon receipt of joint written instructions from Vendor, Maytag and Kodak; or

     5.2 Any and all of the Escrow Property, upon presentation of a judicial decision enforceable in the state of New York; or

     5.3 If Maytag delivers written notice to Escrow Agent, copy to Kodak and Vendor, certified by an officer of Maytag, that one of the events specified in
(a), (b) or (c) below has occurred, and if within five (5) days thereafter Vendor has not produced an affidavit of an executive officer of Vendor, with a copy to Kodak, clearly refuting that the claimed event has not occurred (the "Affidavit"), then on the sixth (6th) day, Escrow Agent shall release to Maytag the Sourcecodes and the rest of the e-Vend Software:

          In the event (a) Vendor becomes insolvent, or requests its creditors for a moratorium, or enters into a general assignment for the benefit of creditors or an agreement of composition with its creditors, or suffers the appointment of a temporary or permanent receiver, trustees or custodian for all or a substantial part of its assets that is not dismissed within thirty
     (30) days; or (b) Vendor files a voluntary petition for relief under Title I l of the Bankruptcy Code, or if an Order for Relief under the Bankruptcy Code is entered against it, or if a petition or answer is filed proposing entry of an Order for Relief under the Bankruptcy Code (which petition or answer is not discharged or denied within sixty (60) days after the filing thereof); or (c) Vendor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to it or any such proceeding is commenced against Vendor which is not dismissed for period of sixty (60) days.

     5.4 Maytag, at any time within ninety (90) days after the notice to the Escrow Agent under Section 5.3 above, may give notice to the Escrow Agent. with copies to Vendor and Kodak, directing the Escrow Agent to deliver the Placement Agreement Assignment t() MAytag In the event such notice is given and Vendor liar clot produced the Affidavit under Section 5.3, the Escrow Agent shall deliver the Placement Agreement Assignment to Maytag. If Maytag does not timely direct the Escrow Agent to deliver the Placement Agreement Assignment to Maytag, Escrow Agent shall deliver the Placement Agreement Assignment to Vendor or its estate, as applicable. .

     5.5 Maytag, at any time within ninety (90) days after the notice to the Escrow Agent under Section 5.3 above, may give notice to the Escrow Agent, with copies to

Vendor and Kodak, directing the Escrow Agent to deliver the Equipment Assignment to Maytag. In the event such notice is given and Vendor has not produced the Affidavit under Section 5.3, the Escrow Agent shall deliver the Equipment Assignment to Maytag, and Maytag shall be obligated to pay to Vendor's estate the then existing fair market value of the equipment covered by the Equipment Assignment. The fair market value shall be: (a) the value then agreed upon by Maytag and the authorized representatives of Vendor's estate, and approved by any supervising court; or (b) in the absence of such an agreement, as determined by any court with jurisdiction over the Parties and the subject matter of the disagreement. If Maytag does not timely direct the Escrow Agent to deliver the Equipment Assignment to Maytag, Escrow Agent shall deliver the Equipment Assignment to Vendor or its estate, as applicable.

     5.6 Maytag agrees to subordinate its rights under the Equipment Assigninent to the security interest of any equipment lessor or purchase money lender, provided the lessor or lender, as applicable, grants Maytag the right, at its option, to assume the equipment lease or loan upon the release of the Equipment Assignment to Maytag, with Maytag being thereafter liable for all payments then owed or subsequently coming due under the lease or the loan, other than late charges, penalties or expenses of collection, including attorney fees, previously charged or incurred. Upon the happening of any event described in clauses (a), (b) or (c) of Section 5.3, above, Vendor hereby irrevocably authorizes any equipment lessor or lender with an interest in the equipment covered by the Equipment Assignment to provide to Maytag, upon written request, an accounting of all amounts then due under the applicable lease or loan, as well as a copy of all relevant lease or loan documents which Maytag would be assuming if it exercised its rights under this Section.

     6. Duties of the Escrow Agent

     The Escrow Agent shall keep the Sourcecodes, Assignment and Equipment Assignment with the same care as its own matters. It will not incur any liability for loss of data or access to the data by non-authorized persons. Except as provided in this Escrow Agreement, Escrow Agent agrees that it shall not disclose or otherwise make available to any third party, or make any use of the Sourcecodes, Assignment or Equipment Assignment without Vendor's prior written consent.
     The Escrow Agent's sole duties and obligations are those specifically stated herein.
     The Escrow Agent shall not be responsible for any action or omission unless he-she was grossly negligent OT- acted or failed to act in bad faith.

     7. Fees
     The Excrow Agent shall lie compensated for any special service required or necessary to the exercise of his/her function on the basis of his/her normal professional charge.
     All Parties are jointly liable towards the Escrow Agent for the payment of the Escrow Agent's fee.
     Vendor and Maytag undertake jointly and severally to hold harmless and indemnify the Escrow Agent from any liability or expense that he/she may incur by virtue of any claim or dispute in connection herewith which may arise between Vendor and Maytag including attorneys' fees.

     8. Conflict of Interest
     Vendor and Maytag duly acknowledge that the function of the Escrow Agent will not disqualify him/her to further represent and advise Vendor in any dispute with Maytag or Kodak.

     9. Death of the Escrow Agent
     In case of death of the Escrow Agent, his/her function shall be taken over by another person appointed jointly by all Parties and approved by Kodak in writing.

     10. Amendments
     Any amendment or supplement to this Escrow Agreement shall be valid only if made in written form, signed by the Parties, and approved in writing by Kodak.

     11. Applicable law and jurisdiction
     This Agreement shall be governed by and construed in accordance with the laws of the state of New York. Any dispute between the parties relating to this Escrow Agreement may be brought in any court with jurisdiction over the Parties and the subject matter. Without limiting the foregoing, the Parties each irrevocably consent to the jurisdiction of the state courts of New York and the United States District Court for the Eastern District of New York for all matters arising from this Escrow Agreement, and for that limited purpose only; provided; however, that each Party agrees not to commence any action, suit or proceeding in the state court unless the United States District Court for the Eastern District of New York lacks subject matter jurisdiction with respect to the dispute or otherwise is unable to hear the matter.

                        [SIGNATURE CONTINUE ON NEXT PAGE]

     IN WITNESS WHEREOF, the Vendor and Maytag hereto have executed this Escrow Agreement as of the date set forth in the first paragraph hereof.

         VENDOR:
         E-VEND.NET CORPORATION         MAYTAG CORPORATION

         By                             By
            _______________________        ____________________________
                 Signature                          Signature
         Name                           Name
            _______________________        ____________________________
               (Type or Print)                    (Type or Print)
         Title                          Title
            _______________________        ____________________________
         Date                           Date
            _______________________        ____________________________

         ESCROW AGENT

         By
            _______________________
                Signature
         Name
            _______________________
               (Type or Print)

         Title:
            _______________________

         Date:
            _______________________

                                                  Exhibit A
                                                  to the e-Vend Escrow Agreement

                       ASSIGNMENT OF PLACEMENT AGREEMENTS
                       ----------------------------------

     THIS ASSIGNMENT OF PLACEMENT AGREEMENTS (this "Assignment"), dated as of_________________ , 2000, between e-Vend.net Corporation (the "Assignor") and Maytag Corporation (the "Assignee"),

                                  WITNESSETH:

     WHEREAS, the Assignor and the Assignee, together with Dixie-Narco, Inc. and the Eastman Kodak Company ("Kodak"), are parties to a Vending, Placement, Supply and Distribution Agreement (the "Vending Agreement") and an Escrow Agreement (the "Escrow Agreement"), each of even date herewith, whereby the parties have agreed to assign, in escrow, the "Placement Agreements" (as defined in the Vending Agreement) for the sole purpose of securing the performance of Assignor's obligations under the Vending Agreement.

     NOW, THEREFORE, to induce Assignee and Kodak to enter into the Vending Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Assignor hereby assigns, transfers and sets over unto the Assignee,-absolutely and not as a collateral assignment, all the Assignor's rights, title and interests in and to each of the Placement Agreements, whether now existing or hereafter entered into, except to the extent reserved below, including, without limitation, in such assignment (a) any and all rights of the Assignor to compel performance of the terms of the Placement Agreements, (b) all rights, benefits and claims under all warranty and indemnity provisions contained in the Placement Agreements, (c) the benefit of all insurance payments provided for in the Placement Agreements and (d) the right to any other moneys due and to become due to the Assignor under the Placement Agreements. Notwithstanding the foregoing, so long as none of the Events (as defined in Section 4 below) shall have occurred, and upon the occurrence of an Event, for so long as Escrow Agent has not released this Assignment to Assignee pursuant to
Section 5.4 of the Escrow Agreement, the Assignee Irrevocably authorized the Assignor without affecting tile terms- of' tills Assignment (]) to exercise in its ,own name and solely enjoy all benefits (-)fall rights and powers under such Placement Agreements including the right to all moneys due or to become due, and
(ii) to enforce any warranty or indemnity under such Placement Agreements and to retain any recovery or benefit resulting from the enforcement of any such warranty or indemnity.

     2. It is expressly agreed that anything herein to the contrary notwithstanding, the Assignor shall remain liable under the Placement Agreements to perform all of its obligations thereunder and the Assignee shall have no obligation or liability under the Placement Agreements by reason of, or arising out of, this Assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor under or pursuant to any of the Placement Agreements, or to make any payment or to make any inquiry, as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any tune or times; provided, however, that should Assignee demand release of this Assignment from Escrow Agent pursuant to Section 5.4 of the Escrow Agreement, and should Escrow Agent thereafter release this Assignment to Assignee, Assignee shall assume and become liable for all obligations of Assignor under the Placement Agreements and shall indemnify and hold Assignor harmless against the same.

     3. The Assignor agrees that so long as this Assignment is in effect, it will not, without the prior written consents of the Assignee and Kodak, which consents shall not be unreasonably withheld or delayed, amend, modify or permit to be amended or modified in any material respect any of the Placement Agreements or waive or permit to be waived any material provisions of any of the Placement Agreements, or exercise any right to terminate or cancel any of the Placement Agreements or consent or agree to, or suffer or pennit, the termination thereof whether or not on account of any default therein specified.

     4. The Assignor hereby irrevocably appoints the Assignee, its successors and assigns, the Assignor's true and lawful attorney-in-fact with full power (in the naive of the Assignor or otherwise) at any time after an Event (as hereinafter defined) has occurred, to do any act or-assert any right under any or all of the Placement Agreements which Assignor, itself, could do or assert. Without limiting the generality of the proceeding sentence, upon the occurrence of an Event, Assignor irrevocably authorizes Assignee to ask, require, demand, and receive any and all moneys and claims for moneys due and to become due under, or arising out of, each of the Placement Agreements to the extent that the same have been assigned by this Assignment, to endorse any checks or other instruments or orders in connection with the Placement Agreements, to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection with the Placement Agreements as deemed necessary by the Assignee. An "Event" shall occur when one of the following events occurs, including the passage of any applicable grace period: (a) Assignor becomes insolvent, or requests its creditors for a moratorium, or enters into a general assignment for the benefit of creditors or an a(-,reement of composition with its creditors, or suffers the appointment of a temporary or permanant receiver, trustees or custodian for all or substantial part of its assets that is not dismissed within thirty (30) days; or (b) Assignor tiles a voluntary petition for relief under Title 1 1 of the Bankruptcy Code, or if an Order for Relief under the Bankruptcy Code is entered against it, or if a petition or answer is filed proposing entry of an Order for Relief under the Bankruptcy Code (which petition or answer is not discharged or denied within sixty (60) days after the filing thereof); or (c) Assignor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to it or any such proceeding is commenced against Assignor which is not dismissed for period of sixty (60) days.

     5. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably request in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

     6. The Assignor hereby represents and wanants that the Assignor has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned to anyone other than the Assignee, its successors or assigns. The Assignor also covenants and agrees that it will not take any action or fail to take any action or institute any proceedings the taking or omission of which might result in the material alteration or impairment of any of the Placement Agreements or this Assignment or any of the rights created by any of the Placement Agreements or this Assignment.

     7. Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Vending Agreement or the Escrow Agreement. All other terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Assignee" shall- have the meaning specified in the first paragraph of this Assignment.

     "Assignment" shall mean this Assignment as the same may be modified, supplemented or amended from time to time in accordance with its terms.

     "Assignor" shall have the meaning specified in the first paragraph of this Assignment.

     8. No material amendment or modification of any of the Placement Agreements and no material consent, waiver or approval with respect thereto shall be valid unless approved in writing by Assignee and Kodak, which approval shall not be unreasonably withheld or delayed. The Assignor shall promptly notify the Assignee and Kodak of, and provide to the Assignee and Kodak copies of, any default notices under any of the Placement Agreement

     9. The Assignee is authorized at the expense of the Assignor to sign and file, at any time and from time to time, without the signature of the Assignor, any and all Uniform Commercial Code financing statements, changes thereto or renewals thereof in connection with this Assigrunent which the Assignee may reasonably deem to be necessary or advisable in order to perfect or maintain any security interest granted hereby. In the event that the Assignee files any such financing statements. changes or renewals without the signature of the Assignor, it shall provide the Assignor and Kodak with notice thereof as soon as practicable after such filing.

     10. Each and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to tune, in whole or in part, in accordance with the terms of this Assignment and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same rime or thereafter any other right, power or remedy. No delay or omission by the Assignee in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein.

     11. Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and shall not invalidate or render unenforceable such provisions in any other jurisdiction. In the event that it should transpire that by reason of any law or regulation in force or to become in force, or by reason of a ruling of any court whatsoever, or by any other reason whatsoever, the Assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to fumish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

     12. Except as otherwise specified herein, all notices, requests, demands y' or other communications to or upon Kodak and the respective parties hereto shall be deemed to have been duly given or made to Kodak or the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Assignment, effective upon receipt, by first class postage prepaid and addressed to such party or Kodak at its address as set forth in the Vending Agreement, or at such other address as Kodak or any of the parties hereto may hereafter notify the others in writing.

     13. None of the terms and conditions of this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assign or the Assignee and Kodak

     14. The obligations o1 the Assignor hereunder- shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Assignor or (b) any amendment to or modification of, any exercise or nonexercise, or any waiver of, any right, remedy, power or privilege under or in respect of, this Assignment, the Vending Agreement the Escrow Agreement or any of the Placement Agreements, whether or not the Assignor shall have notice or knowledge of any of the foregoing.

     15. This Assignment shall be binding upon the Assignor and its successors and assigns and shall inure to the benefit of the Assignee and Kodak, and their successors and assigns, provided that the Assignor may not transfer or assign any or all of its rights or obligations hereunder without the prior written consents of the Assignee and Kodak, which consents shall not be unreasonably withheld. All agreements, statements and representations made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Assignment shall be considered to have been relied upon by the Assignee and shall survive the execution and delivery of this Assignment, the Vending Agreement and the Escrow Agreement.

     16.  In the event of  expiration  or  earlier  termination  of the  Vending
Agreement and the end of any Wind Down Period (as defined in the Vending Agreement), Assignee agrees to reassign back to Assignor the Placement Agreements provided Assignor has not allowed one of the Events described in
Section 4 occur, or if this Assignment has not been released by Escrow Agent to Assignee pursuant to Section 5.4 of the Escrow Agreement in connection with the occurrence of an Event..

     17. This Assignment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York. Any dispute between the parties relating to this Assignment may be brought in any court with jurisdiction over the parties and the subject matter. Without limiting the foregoing, the Assignor and Assignee each irrevocably consent to the jurisdiction of the state courts of New York and the United States District Court for the Eastern District of New York for all matters arising from this Assignment, and for that limited purpose only; provided, however, that each party agrees not to commence any action, suit or proceeding in state court-vnless the United States District Court for the Eastern District of New York lacks subject matter jurisdiction with respect to the dispute or otherwise is unable to hear the matter.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered by their duly authorized officers as of the date first above written.

         E-VEND.NET CORPORATION,        MAYTAG CORPORATION,
         as Assignor                    as Assignee

         By                             By
            _______________________        ____________________________
                 Signature                          Signature
         Name                           Name
            _______________________        ____________________________
               (Type or Print)                    (Type or Print)
         Title                          Title
            _______________________        ____________________________

         Date                           Date
          _______________________        ____________________________

                                                  Exhibit B
                                                  to the e-Vend Escrow Agreement

                          ASSIGNMENT OF EQUIPMENT AND
                          RELATED CONTRACTS AND LEASES

     THIS ASSIGNMENT OF EQUIPMENT AND RELATED CONTRACTS AND LEASES (this "Assignment"), dated as of____________ , 2000, between e-Vend.net Corporation (the "Assignor") and Maytag Corporation (the "Assignee"),

                                  WITHNESSETH

     WHEREAS, the Assignor and the Assignee, together with Dixie-Narco, Inc. and the Eastman Kodak Company ("Kodak"), are parties to a Vending, Placement, Supply and Distribution Agreement (the "Vending Agreement") and an Escrow Agreement (the "Escrow Agreement"), each of even date herewith, whereby the parties have agreed to assign, in escrow, all of Assignor's rights, title and interest in and to all equipment necessary for the performance of Assignor's obligations under the Vending Agreement, including without limitation, the Vending Systems and related network hardware (collectively and individually the "Equipment"), together with all contracts, leases or other agreements pertaining to the Equipment (the "Equipment Contracts") for the sole purpose of securing the perfonnance of Assignor's obligations under the Vending Agreement.

     NOW, THEREFORE, to induce Assignee and Kodak to enter into the Vending -Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Assignor hereby assigns, transfers and sets over unto the Assignee, absolutely and not as a collateral assignment, all the Assignor's rights, title and interests in and to the Equipment and each of the Equipment Contracts, whether now existing or hereafter acquired or entered into, except to the extent reserved below, including, without limitation, in such assignment (a) any and all tights of the Assignor to compel performance of the terns of the Equipment Contracts", (b) all tights, benefits and claims under all warranty and indemnity provisions pertaining to the Equipment contained in the Equipment Contracts, (c) the benefit of all insurance payments pertaining to the Equipment provided for in the Equipment Contracts and (d) the right to ANY OTHER MONEYS due and toy become due: to the Assignor pertaining to the Equipment under the Equipment Contracts. Notwithstanding the foregoing, so long as none of the Events (as defined in Section 4 below) shall have occurred, and upon the occurrence of an Event, for so long as Escrow Agent has not released this Assignment to Assignee pursuant to Section 5.5 of the Escrow Agreement, the Assignee irrevocably authorizes the Assignor, without affecting the terms of this Assignment, (i) to exercise in its own name and solely enjoy all benefits of all rights and powers pertaining to the Equipment and under such Equipment Contracts, including the right to all moneys due or to become due with respect thereto, and (ii) to enforce any warranty or indemnity pertaining to the Equipment under such Equipment Contracts and to retain any recovery or benefit resulting from the enforcement of any such warranty or indemnity.

     2. It is expressly agreed that anything herein to the contrary notwithstanding, the Assignor shall remain liable for the Equipment and under the Equipment Contracts to perform all of its obligations thereunder and the Assignee shall have no obligation or liability for the Equipment or under the Equipment Contracts by reason of, or arising out of, this Assignment nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligations of the Assignor for the Equipment or under or pursuant to any of the Equipment Contracts, or to make any payment or to make any inquiry, as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any 'amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times; provided, however, that should Assignee demand release of this Assignment from Escrow Agent pursuant to Section 5.5 of the Escrow Agreement, and should Escrow Agent thereafter release this Assignment to Assignee, Assignee shall assume and become liable for all obligations of Assignor under the Equipment Contracts, including all financing or leasing obligations of Assignor relating to the same, and shall indemnify and hold Assignor harmless against the same..

     3. The Assignor agrees that so long as this Assignment is in effect, it will not, without the prior written consents of the Assignee and Kodak, which consents shall not be unreasonably withheld or delayed, (a) dispose of any Equipment unless replaced by Equipment which is at least comparable in quality, or (b) amend, modify or permit to be amended or modified in any material respect any of the Equipment Contracts or waive or permit to -be waived any material provisions of any of the Equipment Contracts, or exercise any right to terminate or cancel any of the Equipment Contracts or consent or agree to, or suffer or permit, the termination thereof whether or not on account of any default therein specified.

     4. The Assignor hereby irrevocably appoints the Assignee, its successors and assigns, the Assignor's true and lawful attomey-in-fact with full power (in the name of the Assignor or otherwise) at any time after an Event (as hereinafter defined) has occurred, to do any act or assert any right pertaining to the Equipment or under any or all of the Equipment Contracts which Assignor, itself, could do or assert. Without limiting the generality of the preceding sentence, upon the occurrence of an Event, Assignor invocable authorizes Assigncc to take possession of the Equipment and/or to ask, require, demand and receive any and all motleys and claims for moneys due and to become due which pertain to or arise out of the Equipment or any of the Equipment Contracts to the cxtent that the same have been assigned by this Assigmnent, to endorse any checks or other instruments or orders in connection with the Equipment or the Equipment Contracts, to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection with the Equipment or the Equipment Contracts as deemed necessary by the Assignee. An "Event" shall occur when one of the following events occurs, including the passage of any applicable grace period:

(a) Assignor becomes insolvent, or requests its creditors for a moratorium, or enters into a general assignment for the benefit of creditors or an agreement of composition with its creditors, or suffers the appointment of a temporary or permanent receiver, trustees or custodian for all or substantial part of its assets that is not dismissed within thirty (30) days; or (b) Assignor files a voluntary petition for relief under Title 11 of the Bankruptcy Code, or if an Order for Relief under the Bankruptcy Code is entered against it, or if a petition or answer is filed proposing entry of an Order for Relief under the Bankruptcy Code (which petition or answer is not discharged or denied within sixty (60) days after the filing thereof); or (c) Assignor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to it or any such proceeding is commenced against Assignor which is not dismissed for period of sixty (60) days.

     5. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably request in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

     6. The Assignor hereby represents and warrants that the Assignor has not assigned or pledged, and hereby covenants that, except for pledges or grants of security interests to purchase money equipment lessors or purchase money lenders, it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the Equipment rights hereby assigned to anyone other than the Assignee,-its successors or assigns. Assignee hereby consents to pledges or grants of security interests Assignor may make to purchase money equipment lessors or purchase money lenders with respect to the Equipment, and Assignee agrees to subordinate its rights under this Assignment to the rights or security interests of any Equipment lessor or purchase money lender, provided the lessor or lender, as applicable, grants Maytag the right, at its option, to assume the equipment lease or loan upon the release of the Equipment Assignment to Maytag by Escrow Agent pursuant to Section 5.5 of the Escrow Agreement, with Maytag being thereafter liable for all payments then owed or subsequently coming due under the lease or the loan. The Assignor also covenants and agrees that it will not take any action or fail to take any action or institute any proceedings the taking or omission of which might result in the material alteration or impairment of any of the Equipment or the Equipment Contracts or this Assignment or any of the rights created by any of the Equipment Contracts or tills Assignment

     7. Capitalized terms used herein and not defined shall have the meaning assigned to such terns in the Vending Agreement or the Escrow Agreement. All other terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

     "Assignee" shall have the meaning specified in the first paragraph of this Assignment

     "Assignment" shall mean thus Assignment as the same may be modified, supplemented or amended from time to time in accordance with its terms.

     "Assignor" shall have the meaning specified in the first paragraph of this Assignment.

     8. No material amendment or modification of any of the Equipment Contracts and no material consent, waiver or approval with respect thereto shall be valid unless approved in writing by the Assignee and Kodak, which approval shall not be unreasonably withheld or delayed. The Assignor shall promptly notify the Assignee and Kodak of, and provide to the Assignee and Kodak copies of, any default notices under any of the Equipment Contracts.

     9. The Assignee is authorized at the expense of the Assignor to sign and file, at any time and from time to time, without the signature of the Assignor, any and all Uniform Commercial Code financing statements, changes thereto or renewals thereof in connection with this Assignment which the Assignee may reasonably deem to be necessary or advisable in order to perfect or maintain any security interest granted hereby. In the event that the Assignee files any such financing statements, changes or renewals without the signature of the Assignor, it shall provide the Assignor and Kodak with notice thereof as soon as practicable after such filing.

     10. Each and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, in accordance with the terms of this Assignment and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein.

     11 Any provision of this Assignment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction. be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining prov isions hereof and shall not invalidate or render unenforceable such provisions in any other jurisdiction. In the event that it should transpire that by reason of any law or regulation in force or to become in force, or by reason of a ruling of any court whatsoever, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment

     12. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon Kodak and the respective parties hereto shall be deemed to have been duly given or made to Kodak or the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Assignment, effective upon receipt, by first class postage prepaid and addressed to such party or Kodak at its address as set forth in the Vending Agreement, or at such other address as Kodak or any of the parties hereto may hereafter notify the others in writing.

     13. None of the terms and conditions of this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignor, the Assignee and Kodak.

     14. The obligations of the Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Assignor or (b) any amendment to or modification of, any exercise or nonexercise, or any waiver of, any right, remedy, power or privilege under or in respect of, this Assignment, the Vending Agreement, the Escrow Agreement or any of the Equipment Contracts, whether or not the Assignor shall have notice or knowledge of any of the foregoing.

     15. This Assignment shall be binding upon the Assignor and its successors and assigns and shall inure to the benefit of the Assignee and Kodak, and their successors and assigns, provided that the Assignor may not transfer or assign any or all of its rights or obligations hereunder without-the prior written consents of the Assignee and Kodak, which consents shall not be unreasonably withheld. All agreements, statements and representations made by the Assignor herein or in any certificate or other instrument delivered by the Assignor or on its behalf under this Assignment shall be considered to have been relied upon by the Assignee and shall survive the execution and delivery of this Ass] gnment the Vending Agreement and the Escrow Agreement.

     16.  In the event of  expiration  or  earlier  termination  of the  Vending
Agreement and the end of any Wind Down Period (as defined in the Vending Agreement), Assignee agrees to reassign back to Assignor the Equipment and the Equipment Contracts provided Assignor has not allowed one of the Events described in Section 4 occur, or if this Assignment has not been released by Escrow Agent to Assignee pursuant to Section 5.5 of the Escrow Agreement in connection with the occurance of an Fvent.

     17. This Assignment an(] the rights and obligations of the parties hereunder shall be construed in accordance with and he ;governed by the laws of the State of New York. Any dispute between tile parties relating to this Assignment may be brought in any court with jurisdiction over the parties and the subject matter. Without limiting the foregoing, the Assignor and Assignee each irrevocably consent to the jurisdiction of the state courts of New York, the state courts of Delaware and the United States District Court for the Eastern District of New York for all matters arising from this Assignment, and for that limited purpose only; provided, however, that each party agrees not to commence any action, suit or proceeding in state court unless the United States District Court for the Eastern District of New York lacks subject matter jurisdiction with respect to the dispute or otherwise is unable to hear the matter.

                         [SIGNATURES CONTINUE ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered by their duly authorized officers as of the date first above written.

E-VEND.NET CORPORATION,                          MAYTAG CORPORATION,
as Assignor                                      as Assignee

By                                               By
  -----------------------------------             -----------------------------
            Signature                                       Signature
Name                                             Name
  -----------------------------------             -----------------------------
          (Type or Print)                                (Type or Print)

Title                                            Title
  -----------------------------------             -----------------------------

Date                                             Date
  -----------------------------------             -----------------------------

                                   Schedule G

          e-Vend Packaging Specifications for Vending Kodak Merchandise
          -------------------------------------------------------------

The Kodak product should be packaged into a cylindrical container having a diameter of not less than 2.6" and not more than 3.0". The container should be not less than 4.9" and not more than 7.2" in height. The walls of the container should be parallel to each other with no variation in the diameter along the height of the container. The walls of the container should be smooth on all sides so that the container can spin freely without obstruction when it is placed next to containers of the same style or another smooth surface. The container material should be as rigid as possible and must resist punctures and crushing during normal handling and the typical vending cycle. The ends of the container should be as smooth and as uniform as possible with no opening mechanisms or other items which protrude above the surface of container end. The container should be able to be opened by the end user without any special tools or equipment and should pose no safety hazard in doing so. The container should have a label or some other indication of the specific product which is packaged into the container on one of the container ends and it should be plainly apparent what product is packaged in the container when looking at this container end. The label or markings on the outer walls of the container should display any pertinent or required consumer information for the purchase of the product contained within.

Kodak Vending Placement Supply and Distribution agr FINAL

                               FIRST AMENDMENT TO
              VENDING PLACEMENT, SUPPLY AND DISTRIBUTION AGREEMENT

         THIS AMENDMENT (this "Amendment") is made as of the ____ day of December, 2000 by and between Eastman Kodak Company, a New Jersey corporation ("Kodak"), Maytag Corporation, a Delaware corporation ("Maytag"), Dixie-Narco, Inc., a Delaware corporation and wholly-owned subsidiary of Maytag Holdings, Inc., which is a wholly-owned subsidiary of Maytag ("Dixie") and e-Vend.net Corporation, a Delaware corporation ("e-Vend") (collectively, individually and respectively defined as "Parties" and "Party"). This Amendment amends the VENDING PLACEMENT, SUPPLY AND DISTRIBUTION AGREEMENT between the Parties of even date herewith (the "Agreement").

RECITALS

         WHEREAS, the Parties have entered into the Agreement for the distribution and sale of Kodak Merchandise solely from Vending Systems installed in Target Locations throughout the continental United States; and -

         WHEREAS, the Parties now desire to amend certain provisions of the Agreement to accurately reflect their agreement.

         NOW, THEREFORE, to induce the execution and delivery of the Agreement by all Parties, and for other good and valuable consideration, the receipt, sufficiency and incontestability of which hereby are acknowledged, the Parties agree as follows:

         (1) All capitalized terms not otherwise defined herein shall that the meanings ascribed to them in the Agreement.

         (2) The following new Section 14.7 is hereby added to the Agreement:

                  14.7 Notwithstanding anything in this Agreement, at any time during the term of this Agreement, during or after any Wind-Down Period or upon the expiration or termination of this Agreement, the Parties agree that all Kodak Marks and other Kodak identification shall be removed from any Vending System which is deactivated and/or retired from the Vending Program within fourteen (14) calendar days from the date of such de-activation and/or retirement. Upon the termination or expiration of this Agreement, or if a Wind Down Period occurs, then the latter of (i) the termination or expiration of this Agreement or (ii) after any Wind-Down Period, the Parties agree that all Kodak Marks and other Kodak identification shall be removed from all Vending Systems and that none of the Parties will operate, service or sell to any third parties any Vending Systems bearing Kodak Marks or other Kodak identification without the express written permission of Kodak. In addition, Dixie, Maytag and/or e-Vend shall not thereafter use any Kodak Marks or other Kodak identification in connection with the sale or distribution of any goods or merchandise from any such de-activated and/or retired Vending System. This Section 14.7 shall survive the expiration or termination of this Agreement. Upon the termination or expiration of this Agreement, or if a Wind Down Period occurs, then the latter of (i) the termination or expiration of this Agreement or (ii) after any Wind-Down Period, Maytag. Dixie and e-Vend each agree to certify in writing that all Kodak Marks and other Kodak identification have been removed from all Vending Systems and that they otherwise have complied with the requirements of this Section 14.7.

         (3) This Amendment shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and performed entirely in New York. Without limiting the foregoing, each Party irrevocably consents to the jurisdiction of the state courts of New York and the United States District Court for the Eastern District of New York with respect to all matters arising from this Agreement, for that limited purpose only, and each Party waives any objections to venue in such courts and agrees that process may be served in the manner provided herein for giving of notices or otherwise as allowed by the applicable court; provided, however, that each Party agrees not to commence any action, suit or proceeding in state court unless the United States District Court for the Eastern District of New York lacks subject matter jurisdiction with respect to the dispute or otherwise is unable to hear the matter.

         4) Except as noted above, the terms and conditions of the Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties have duty executed this Amendment as of the date first written above.


EASTMAN KODAK COMPANY                   MAYTAG CORPORATION


----------------------------            ---------------------------
Signature                               Signature


----------------------------            ---------------------------
Name                                    Name


----------------------------            ---------------------------
Title                                   Title


----------------------------            ---------------------------
Date                                    Date



E-VEND.NET CORPORATION                  DIXIE-NARCO, INC.


                                        /s/ Douglas C. Huffer
----------------------------            ---------------------------
Signature                               Signature


                                        Douglas C. Huffer
----------------------------            ---------------------------
Name                                    Name


                                        VP, Sales & Marketing
----------------------------            ---------------------------
Title                                   Title


                                        December 18, 2000
----------------------------            ---------------------------
Date                                    Date

                        [LETTERHEAD OF NIXON PEABODY LLP]

                                  July 5, 2001



VIA FEDERAL EXPRESS
-------------------


Daniel J. Kearney
Vice President & General Counsel
e-Vend.net Corporation
500 N. Walnut St., Suite 100
Kennett Square, PA 19348

         RE: Second Amendment to Vending Agreement


Dear Dan:

         Enclosed is a fully executed original of the "Second Amendment to Vending Placement, Supply and Distribution Agreement" between Eastman Kodak Company and e-Vend.net. Dixie-Narco, Inc. and Maytag Corporation for your files.

         It was a pleasure working with you. I wish for many successes to e-Vend and Kodak in this project.





                                                     Yours very truly,

                                                     /s/ Ray A. Johnson

                                                     Ray A. Johnson


Enclosure

cc: Heidi Martinez, Esq. (w/o encl.)

         IN WITNESS WHEREOF, the parties have duty executed this Amendment as of the date first written above.



EASTMAN KODAK COMPANY                   MAYTAG CORPORATION


/s/ Bruce Swinsky
----------------------------            ---------------------------
Signature                               Signature


Bruce Swinsky
----------------------------            ---------------------------
Name                                    Name


President
----------------------------            ---------------------------
Title                                   Title


6/20/01
----------------------------            ---------------------------
Date                                    Date



E-VEND.NET CORPORATION                  DIXIE-NARCO, INC.


/s/ David H. Goodman
----------------------------            ---------------------------
Signature                               Signature


David H. Goodman
----------------------------            ---------------------------
Name                                    Name


President & CEO
----------------------------            ---------------------------
Title                                   Title


        2/28/01
----------------------------            ---------------------------
Date                                    Date

                               SECOND AMENDMENT TO
              VENDING PLACEMENT, SUPPLY AND DISTRIBUTION AGREEMENT

         THIS SECOND AMENDMENT (this "Second Amendment") is made as of the _______ day of February, 2001 by and between Eastman Kodak Company, a New Jersey corporation ("Kodak"), Maytag Corporation, a Delaware corporation ("Maytag"), Dixie-Narco, Inc., a Delaware corporation and wholly-owned subsidiary of Maytag Holdings, Inc., which is a wholly-owned subsidiary of Maytag ("Dixie") and e-Vend.net Corporation, a Delaware corporation ("e-Vend") (collectively, individually and respectively defined as "Parties" and "Party").

                                    RECITALS


         WHEREAS, the Parties entered into a certain Vending Placement Supply and Distribution Agreement, dated December 1, 2000, for the distribution and sale of Kodak Merchandise solely from Vending Systems installed in Target Locations throughout the continental United States (the "Vending Agreement");

         WHEREAS, the Parties entered into a First Amendment to Vending Placement, Supply and Distribution Agreement, dated December 1, 2000, whereby the Parties agreed to the removal provisions of Kodak Marks from the Vending Systems (the "First Amendment") (the First Amendment collectively with the Vending Agreement shall be defined as the "Agreement"); and

         WHEREAS, the Parties, at the request of Maytag and e-Vend, now desire to amend certain provisions of the Agreement as they relate to the e-Vend Escrow Agreement attached to the Agreement as Schedule F.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises contained herein, and for other good and valuable consideration, the receipt, sufficiency and incontestability of which hereby are acknowledged, the Parties agree as follows:

         (1) All capitalized terms not otherwise defined herein shall that the meanings ascribed to them in the Agreement.

         (2) Effective as of the date first written above, the Agreement is hereby amended by deleting the original Schedule F and substituting in lieu thereof the attached Comprehensive Preferred Escrow Agreement between eVend, Maytag and DSI Technology Escrow Services, Inc. ("DSI"), dated March 28, 2001, as the "e-Vend Escrow Agreement."

         (3) Maytag and e-Vend agree to timely perform all of their obligations under the e-Vend Escrow Agreement, as amended hereby, including making timely payments to the Escrow Agent.

         (4) At all times during the Term of this Agreement, or during any Wind-Down Period as defined this Agreement, Maytag and e-Vend each agree to send to Kodak a copy of any notice or other communication which Maytag or e-Vend may give or receive (including, without limitation, any notice or communication received from DSI) under the e-Vend Escrow Agreement within five (5) business days after each such notice or communication is given or received.

         (5) In the event that either Maytag or e-Vend default in their obligation to the Escrow Agent under the e-Vend Escrow Agreement, Kodak, at its option and in its sole discretion, may elect to cure the default, and Maytag and e-Vend each hereby irrevocably authorize the Escrow Agent to accept performance from Kodak in such event. The foregoing sentence imposes no obligation on Kodak under the e-Vend Escrow Agreement, such action shall not cure the default of Maytag or e-Vend , as applicable, under the Agreement or this Second Amendment, all rights of Kodak being reserved.

         (6) Except as noted above, the terms and conditions of this Agreement remain in full force and effect.

                       [SIGNATURES CONTINUE ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have duly executed this Second Amendment as of the date first written above.

         IN WITNESS WHEREOF, the parties have duty executed this Amendment as of the date first written above.



EASTMAN KODAK COMPANY                   MAYTAG CORPORATION


                                        /s/ Roger K. Scholten
----------------------------            ---------------------------
Signature                               Signature


                                        Roger K. Scholten
----------------------------            ---------------------------
Name                                    Name


                                        SR. Vice President
----------------------------            ---------------------------
Title                                   Title


                                        3/17/01
----------------------------            ---------------------------
Date                                    Date



E-VEND.NET CORPORATION                  DIXIE-NARCO, INC.


                                        /s/ Thomas A. Briatico
----------------------------            ---------------------------
Signature                               Signature


                                        Thomas A. Briatico
----------------------------            ---------------------------
Name                                    Name


                                        President
----------------------------            ---------------------------
Title                                   Title


                                                3/2/01
----------------------------            ---------------------------
Date                                    Date